EXHIBIT 10.18
                                        {LOGO}[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                   ITOUCH PLC




                                     - AND -



                                   m-WISE INC












    ------------------------------------------------------------------------

                             AGREEMENT FOR SUPPLY OF
                          SOFTWARE AND RELATED SERVICES

    ------------------------------------------------------------------------

                                    CONTENTS


        AGREEMENT - between iTouch Plc and m-Wise Inc


        SCHEDULE 1 - Specification


        SCHEDULE 2 - Recommended Platform and Access / Facilities / Information


        SCHEDULE 3 - Documentation


        SCHEDULE 4 - Acceptance Tests


        SCHEDULE 5 - Training


        SCHEDULE 6 - Project Managers


        SCHEDULE 7 - Financial


        SCHEDULE 8 - Additional Development/Customisations


        SCHEDULE 9 - Service Level Agreement


        SCHEDULE 10 - Change Form


        SCHEDULE 11 - Publicity


        SCHEDULE 12 - Escrow Agreement


        SCHEDULE 13 - Support Agreement

THIS AGREEMENT is made on  October 14,                        2002


BETWEEN:

(1) ITOUCH PLC, a company registered in England under number 3911278, whose registered office is situated at 4th Floor, The Tower Building, 11 York Road, London, SE1 7NX ("iTouch")

(2) M-WISE INC having an office at 2711 Centerville Road, Suite 400, New Castle County, Wilmington, Delaware 19808, USA ("m-Wise") together with its Group subsidiaries.


BACKGROUND:

(A) iTouch offers a content provision service to its customers for use on a variety of platforms including, without limitation, the Internet, IVR, mobile networks and other distribution platforms.

(B) m-Wise develops and enables the use of applications over mobile telephone networks.

(C) Pursuant to an agreement dated 12 March 2002 ("ASP Agreement"), m-Wise is providing to iTouch use of certain software and applications proprietary to m-Wise in return for monthly payments.

(D) The parties have agreed that m-Wise will customise such software for iTouch and supply such customised software and applications and certain ancillary services to iTouch, all subject to the terms and conditions of this Agreement.


IT IS HEREBY AGREED as follows:

1.       DEFINITIONS

         In this Agreement the following words and phrases shall, unless the context otherwise requires, have the following meanings:


         "Acceptance"          acceptance of the Licensed Software in accordance
                               with Clause 4;

         "Acceptance           Tests" tests complying with the requirements of
                               Schedule 4 for testing conformity of the Licensed
                               Software with the Specification in Schedule 1;

         "Applications"        m-Wise's software applications listed in Schedule
                               1(3) at column 3 titled `Application', for use in conjunction with the MOMA Platform;

         "ASP Agreement"       see above paragraph C Application Service
                               Provider;

         "Connector"           JMS (java messeging services), TIBCO, IBM MQ
                               Series;

         "Documentation"       documentation pertaining to the Licensed Software
                               and related processes/procedures including all updates and revisions and complying with the requirements set out in Schedule 3;

         Engine                generic application enabling the configuration of
         "Hardware"            services as set out in Schedule 2(1) (Recommended
                               Platform and Access / Facilities / Information);

         "Installation"        the completion of integration of the Licensed
                               Software on the  Recommended  Platform
                               more fully described in  Schedule 1(5);

         "iTouch Group"        iTouch and any company directly or indirectly
                               controlling, controlled by iTouch

         "Licensed Software"   the MOMA Platform and the Applications
                               conforming to the Specification including all additional developments and customisations as set out in Schedule 8, all updates and revisions and for the purposes of Clauses 5 (Licence) and 12
                               (Escrow) includes the MOMA Platform, the Applications and all additional developments and customisations as set out in Schedule 8, as they may from time to time be altered or added to and does not have less functionality than previous versions;

         "MOMA Platform"       m-Wise's proprietary software identified as such
                               in Schedule 1 (MOMA V 7.0 Specification);

         "Recommended          Hardware and software conforming with the
         Platform"             description in Schedule 2 (m-Wise Recommended
                               Platform and Access/Facilities/Information); and for the purposes of Clause 5 (Licence) includes such hardware and Software as it may from time to time be altered or added to or replaced;

         "Services"            the services to be provided by m-Wise
                               under this Agreement, including without
                               limitation all customisation,
                               Installation, training services and
                               support during the Warranty Period set
                               out in Clause 14.1.2;

         "Site" the premises occupied or used by iTouch at TeleCity, 8/9 Harbour Exchange, Isle of Dogs, London, E14 9GE or any other location in the UK or as specified by iTouch;

         "Specification"       the specification and other  requirements
                               pertaining to the Licensed Software set out in
                               Schedule 1;

         "SMS Location         a third party application to be purchased at a
         Based Application"    later date by iTouch and integrated into the MOMA
                               Platform by m-Wise as set out in Schedule 1
                               (2)(d);

         "Translator           A third party application to be supplied and
         Application"          integrated into the MOMA Platform by m-Wise as
                               set out in Schedule 1 (2)(c).



 2.      M-WISE OBLIGATIONS

         On and subject to the terms and conditions of this Agreement m-Wise shall:

2.1 Confirm by way of authorised signature m-Wise's approval and recommendation of the Hardware described in Schedule 2 (Recommended Platform and Access/Facilities/Information) as being sufficiently adequate for the purposes of this Agreement.

2.2 Customise the MOMA Platform so that it conforms to the Specification and carry out the additional technical changes and requirements as set out in Schedule 1 (Specification) and all additional developments and customisations as set out in Schedule 8 (Additional
         Development/Customisation).

2.3 Deliver the Licensed Software to the Site and install the Licensed Software on the Recommended Platform at the Site.

2.4      Supply to iTouch all Documentation set out in Schedule 3
         (Documentation).

2.5      Supply to iTouch the training services detailed in Schedule 5
         (Training).

2.6 Ensure that all platforms, applications and services are functioning correctly before commissioning.

2.7 Ensure that all personnel attending the Site or training location as set out in Schedule 5 (Training) comply with the applicable health and safety regulations or any other reasonable requests as dictated by iTouch at such location.
2.8 Carry out its maintenance obligations set out in the maintenance agreement of even date

2.9 Ensure that all engines which support existing applications are included in the Licensed Software and all upgrades will be made available within the cost of the maintenance agreement. For avoidance of doubt all newly developed engines may be offered to iTouch at a price to be agreed.


3.       ITOUCH OBLIGATIONS

         On and subject to the terms and conditions of this Agreement iTouch shall:

3.1 Use all reasonable endeavours to provide the Hardware at the Site ready for Installation of the Licensed Software.

3.2 Provide the access/facilities/information etc stated in Schedule 2 (Recommended Platform and Access/Facilities/Information) to be provided by iTouch.

3.3 Pay to m-Wise in accordance with this Agreement sums becoming due to m-Wise under this Agreement.


4.       TESTING AND ACCEPTANCE

4.1 m-Wise shall submit to iTouch test scripts and data complying with the requirements of Schedule 4 (Acceptance and Testing) and being suitable to comprehensively test conformity of the Licensed Software to the Specification.

4.2 m-Wise shall rectify any deficiencies in such test scripts and/or test data drawn to its attention by iTouch in accordance with the Service Level Agreement at Schedule 9. iTouch may use such test scripts and data and such other tests as it thinks appropriate, to test the Licensed Software.

4.3 m-Wise agrees that it shall not submit the Licensed Software to iTouch unless:

4.3.1 m-Wise is satisfied, from previous testing that the Licensed Software should pass the Acceptance Test;

4.3.2 the Licensed Software passed all preliminary and stage test as defined in the test specification; and

4.3.3    the Licensed Software meets the requirements of this Agreement.

4.4 iTouch shall use its reasonable endeavours to carry out the Acceptance Tests within 14 (fourteen) working days of Installation of the Licensed Software or, later if receipt of test scripts and data conforming to the requirements of Clause 4.1 is delayed. iTouch shall give m-Wise not less than 3 (three) days notice of the date and time at which it will carry out the Acceptance Tests at the Site, and m-Wise shall be entitled to have one or more of its representatives attend the Acceptance Tests at m-Wise's cost.

4.5      When Acceptance Test has been passed satisfactorily in accordance with
         Schedule 4 (Acceptance Test), a written notification will confirm this subject to any deficiencies stated in the written notice of acceptance.

4.6 If the Licensed Software fails any Acceptance Tests then m-Wise shall forthwith free of charge implement such modifications to the Licensed Software as are required to rectify the deficiencies identified in the carrying out of the Acceptance Tests, and the Acceptance Tests will be repeated as above.

4.7 Subject to Clause 4.8, the Acceptance Tests shall be repeated as above until Acceptance is achieved.

4.8 After the first occasion that the Acceptance Tests are repeated if Acceptance is not achieved, then iTouch may at its own option, instead of requiring m-Wise to make modifications in accordance with Clause 4.6 above, accept (in whole or in part) the Acceptance tests.

4.9 If after 2 (two) subsequent occasions the Licensed Software continues to fail the Acceptance Test then iTouch shall be entitled to the refund and all rights as set out in Clause 20.3 (Consequences of Termination) of this Agreement and shall give notice to m-Wise terminating this Agreement with immediate effect.

4.10 m-Wise shall make good and rectify any errors or defects in the Licensed Software in accordance with Schedule 9 (Service Level Agreement) and implement such modifications to the Licensed Software as is required to rectify the deficiencies free of charge within 90 (ninety) days following final payment from iTouch. During the warranty period iTouch may receive a full refund according to clause 20.3 and cancel the contract if m-Wise is unable to rectify any material defect without prejudice to its other rights and remedies.

4.11 To remove any and all doubt: it is iTouch's responsibility to provide SMS connectivity and access to the site for the UK operators and to re-route its short numbers currently operating at the ASP environment. Delays in this process will not be considered as a reason to delay acceptance.


5.       LICENCE

5.1 m-Wise hereby grants to the iTouch Group a non-exclusive licence to use the Licensed Software subject to the terms and conditions of this Agreement

5.2      Such licence:

         5.2.1    is perpetual and irrevocable.

         5.2.3 is for production use of the Licensed Software only on the Recommended Platform (whether at the Site or elsewhere) and, for fail-over/backup, development, testing and staging purposes and an off-site fail over platform. The installation of the off site fail-over platform will be charged at a rate to be agreed. If support for the off site fail-over platform is required the parties will negotiate in good faith to agree a fee. Any other environment - including an off-site fail over platform - will incur an additional fee for Installation assistance on no less favourable terms to iTouch as set out herein. Any maintenance agreement supporting the Licensed Software shall also support the fail-over platform in the event that it is activated due to the failure of the main platform.

         5.2.4 entitles use of only one production instance of the MOMA Platform at a time (plus fail-over/backup Installations as above) but an unlimited number of simultaneous production instances of the Applications.

         5.2.5 entitles the iTouch Group from time to time to further develop and test the Licensed Software without restriction, and for this purpose to install the Licensed Software on such additional non-production platforms as it may from time to time decide. Any additional development and testing outside of the iTouch Group shall be subject to m-Wise's prior written consent, which shall not be unreasonably withheld or delayed.

         5.2.6 entitles the iTouch Group to use the Licensed Software by its employees, agents, consultants and sub-contractors, and to permit iTouch's customers and others to use it as reasonably necessary for the purposes of the iTouch Group providing services of a kind for which the Licensed Software is designed to be used.

5.3 The iTouch Group may use and reproduce, and permit use and reproduction of the Documentation as reasonably necessary or desirable for exercise of the rights granted in Clauses 5.1 and 5.2 but any such use and reproduction outside of the iTouch Group or disclosure of Documentation other than in Clause 18.2.5 shall be subject to the prior written consent of m-Wise which consent shall not be unreasonably withheld or delayed.


6.       PERSONNEL

6.1      iTouch and m-Wise have each nominated a project manager, as stated in
         Schedule 6 (Project Managers), who shall be responsible for ensuring appropriate liaison and co-operation between the parties in relation to performance of this Agreement. Each party shall promptly inform the other of any change in the identity of its project manager.

6.2 All communications between the parties in relation to this Agreement shall be between the parties' respective project managers, or as the project managers may otherwise decide.

6.3 m-Wise warrants that the Services shall be performed by an appropriate number of suitably qualified and competent personnel who shall carry out their work with due diligence, care and skill in accordance with best practice in the IT industry and in all respects in accordance with the requirements of Schedule 9 (Service Level Agreement). m-Wise shall ensure continuity of staff, but shall take appropriate and prompt action, which may include the replacement of a particular individual, where iTouch in writing expresses any genuine concerns about such individual to m-Wise in relation to (without limitation) any misconduct, gross negligence or recklessness by such individual in the performance of their duties.


7.       PROGRESS / REVIEW MEETINGS

7.1      LICENSED SOFTWARE

         Progress meetings shall take place fortnightly (or more frequently as required) at venues to be agreed or by conference call as appropriate. These meetings shall without limitations include a report by m-Wise of progress against the plans that have been produced for the performance of the Services and any changes to key personnel.

7.2      SUPPORT SERVICE

         During the agreement in accordance with the following m-Wise shall:

         7.2.1 The review process m-Wise will maintain regular contact (at minimum monthly) with iTouch in order to review: (a) the current requirements and future trends; (b) the performance of the service being provided; (c) the effectiveness of the Service Level Agreement; and (d) changes in m-Wise's departmental or process re-organisation.

         7.2.2    Support Service review meeting

                  A service review meeting will be held quarterly, to audit the levels of service being provided according to the criteria defined herein. The parties shall agree on the type of meeting to be set up prior to the meeting.

         7.2.3    Customer quality reviews
                  m-Wise will set up ongoing dialogue with iTouch for continuous monitoring of customer satisfaction levels.


8.       CHANGE PROCEDURE

8.1      iTouch may at any time in writing by means of the Change Form in
         Schedule 10 submit to m-Wise a request for variations to the Specification and/or the Services and/or any other matter in relation to this Agreement. m-Wise shall promptly respond to any such request, and iTouch shall provide to m-Wise such further particulars in relation to its request as m-Wise may reasonably require.

8.2 Within 7 (seven) days of receiving such request or, if later, such further particulars, m-Wise shall inform iTouch in writing whether the modification is technically feasible and shall inform iTouch of the necessary alterations (if any) to sums payable under this Agreement that it shall reasonably judge necessary to accommodate such modification.

8.3 iTouch may in its absolute discretion decide to proceed or not to proceed with such modification. If it elects to proceed with it, then m-Wise shall comply. If it elects not to proceed with it, then m-Wise shall continue to perform this Agreement without such modification.

8.4 m-Wise will ensure that within every 6 (six) months the MOMA Platform is reviewed and upgraded at least once in that 6 (six) month's period.


9.       LATE COMPLETION

9.1 Without prejudice to any other right or remedy available to iTouch under this Agreement or at law, if Acceptance of the Licensed Software is not achieved on or before the date specified by which Acceptance is to be achieved then:

         9.1.1 a) the iTouch Group shall at its choice be entitled to continue to use, free of charge but otherwise on the terms and conditions of the ASP Agreement, the Licensed Software and services provided under the ASP Agreement, until December 2003 or until Acceptance is achieved whichever is the sooner ,

         9.1.2 b) any delay in Installation resulting from the sole fault of iTouch or third parties appointed by iTouch - including but not limited to mobile operators, fixed lines suppliers, hardware suppliers and service providers - shall incur a pro rata fee share of the sum of (pound)15,000 per calendar month for the continued use of the m-Wise ASP platform under the existing terms of the ASP agreement ;The sum of (pound)15,000 shall be reviewed by the parties after a period of 6 months has expired or

         9.1.2 in addition to 9.1.1 above after one month of delayed Acceptance if and to the extent that the delay in achieving Acceptance is not due to the sole default by iTouch, m-Wise shall pay to iTouch by way of liquidated damages the sum of(pound)1,000 (one thousand ) per day commencing on the day after the due date for Installation stated in the Schedule 1(5), until Acceptance is achieved. Such payment shall be without prejudice to m-Wise's obligation to ensure Acceptance is achieved as soon thereafter as shall be reasonably possible. m-Wise acknowledges that the liquidated damages provided for this Clause represents a genuine pre-estimate of the loss that iTouch would suffer as a result of delayed Acceptance, and are fair and reasonable in all the circumstances.

9.2 If, ignoring any delay in achieving Acceptance that is due to default by iTouch as defined in 9.1.1, Acceptance is not achieved within 30 (thirty) days after the date stated by which Acceptance is to be achieved for the Licensed Software, then iTouch shall be entitled to the refund and all rights as set out in Clause 20.3 (Consequences of Termination) of this Agreement and shall give notice to m-Wise terminating this Agreement with immediate effect.


10.      ASP AGREEMENT

10.1 The ASP Agreement shall continue in full force and effect until such time as Acceptance is achieved and iTouch Group has made its commercial launch into production use of the Licensed Software supplied to it under this Agreement. At such time the ASP Agreement shall automatically terminate, without prejudice to the accrued rights of either party under it, and save that Clause 4.8 and any other clause stated therein as surviving termination of the ASP Agreement shall remain in force.

10.2 The financial provisions of the ASP Agreement shall however be varied as stated in Schedule 7 (Financial), and shall also be subject to Clause 9.1 above.


11.      SUPPORT SERVICES

11.1 At the same time as signing this Agreement, the parties shall sign a maintenance and support agreement in the form at Schedule 13 (Support Agreement).


12.      ESCROW

12.1 Source Code Deposit - At the same time as signing this Agreement, m-Wise shall sign an escrow agreement in the form set out in Schedule 12 (Escrow Agreement).

12.2 m-Wise shall forthwith following Acceptance deposit the up to date source code of the Licensed Software, in accordance with the provisions of such Escrow Agreement.

12.3 iTouch will pay all fees in connection with the escrow agreement on time.

13.      FINANCIAL

13.1 In consideration of the due and punctual performance by m-Wise of its obligations under this Agreement, iTouch shall pay to m-Wise the sums stated in Schedule 7 (Financial). Save as expressly otherwise stated in such Schedule, such sums are all-inclusive and m-Wise shall not be entitled to charge iTouch any other sum.

13.2 iTouch shall make the payments due to m-Wise when they become due in accordance with Schedule 7 (Financial).

13.3 Except as otherwise expressly stated in Schedule 7, (Financial) all sums due to m-Wise under this Agreement exclude VAT, which iTouch shall pay in addition at the rate from time to time required by law, and provided that in respect of each payment m-Wise shall submit to iTouch a valid and accurate VAT invoice.


14.      WARRANTY

 14.1    m-Wise represents and warrants that:

         14.1.1 it has the right and power to grant to iTouch the rights and licences granted under this Agreement.

         14.1.2 for the period of 90 (ninety) days from the date of final payment of the Licensed Software by iTouch( "Warranty Period") that, the media on which such software is furnished and the Licensed Software itself shall be free from material defaults, faulty design and workmanship supplied by m-Wise or neglect on the part of-Wise and that the Licensed Software shall possess all material functions and features set forth in the Specifications.

         14.1.3 although it cannot guarantee that the Licensed Software will be error free m-Wise will use best endeavours to ensure that the Licensed Software is free from viruses or electronic repossession. For the purposes of this clause `viruses' shall include `logic-bombs' and `Trojan horses' as the same may be generally understood within the computing industry from time to time and `electronic repossession' which shall mean any function in the Licensed Software which prevents iTouch from continuing to use the Licensed Software.

         14.1.4 the Licensed Software and all amendments or additions thereto supplied by m-Wise pursuant to this Agreement will be of satisfactory quality, fit for their purpose and conform to the Specification as set out in Schedule 1 (Specification)

         14.1.5   Performance Guarantee

                  The MOMA configuration provided to ITouch1 is guaranteed to meet at least the following benchmarks:

                  ---------- ----------------------------------------------- --------------------- -------- ---------
                  Benchmark     Description                                        Msg/sec         With     Open
                                                                                  (Msg/hour)        DLR    session
                  ---------- ----------------------------------------------- --------------------- -------- ---------
                        A       MT push without delivery reports, and                100             No        No
                                without sessions (e.g. alert without DLR)         (360,000)
                  ---------- ----------------------------------------------- --------------------- -------- ---------
                        B       MT push with delivery reports, and with               80             Yes       No
                                sessions (e.g. alert)                             (288,000)
                  ---------- ----------------------------------------------- --------------------- -------- ---------
                        C       MO + MT handling with delivery reports           20 MO + 20 MT       Yes      Yes
                                with sessions  (static response)               (72,000 + 72,000)
                                simulating an interactive medium
                                capacity game
                  ---------- ----------------------------------------------- --------------------- -------- ---------

                  Notes:
                  o The numbers provided are estimation based on benchmarks performed with non-similar configurations.

                  o Increasing the number of application servers or their strength (number of CPUs, and/or amount of memory) will increase the capacity accordingly.

                  o Increasing the strength (number of CPUs, and/or amount of memory) of the database will increase the capacity accordingly.

                  o In order for m-wise to demonstrate the above benchmarks to ITouch, ITouch gateway must be able to generate (MOs) or handle (MTs) at the above rates.

                  o M-wise cannot provide the exact metrics for the scaling up that will result from adding additional application servers, or increasing the performance of the database unless it benchmarks the exact configuration. But from m-Wise's experience, it will be reasonable to assume that adding an additional application server (to the existing three) will add at least 20% increase in the performance.

-----------------
(1) The MOMA platform to be provided by m-wise for ITouch consists of (among other hardware and software items) three application servers (1 x Pentium 1.3Ghertz), and one database machine (2 x Xeon Pentium IV).

SMSC connectivity will be implemented using ITouch SMSC gateway, via m-wise SMSCI level API.

                  In the current configuration as per schedule 1, iTouch has 1 API server, which supports at least incoming 20 MO and 20 MT outgoing transactions per second (Web, WAP & IVR interface through the API) or 40 MT per second. Should iTouch need to increase this capacity, an additional API Server can be added which will add at least 30% to the performance guaranteed above.

         14.1.6 the Documentation as set out in Schedule 3 (Documentation) and all amendments thereto will be of satisfactory quality, fit for its purpose and such as to enable any reasonably competent IT professional to provide first line maintenance and support for the Licensed Software.

         14.1.7 the authorised possession and use as set out herein by iTouch Group of those parts of the Licensed Software and/or Documentation pursuant to this Agreement will not infringe or violate the patent, trade mark, copyright or other right of any person.

         14.1.8 Forthwith following receipt of any notice of any breach of any of the warranties herein, m-Wise shall free of charge and at its sole cost take such steps as are required in order to remedy the breach. Further, m-Wise shall defend, indemnify and hold harmless iTouch from and against all losses, costs, claims and expenses whatsoever arising out of or in connection with any breach resulting from iTouch Group's authorised possession and use as set out herein.

14.2     iTouch represents and warrants that:

         14.2.1 Except as otherwise permitted herein or by law it will not copy, adapt, analyze, decompile, disassemble, reverse engineer, modify, translate (or the like) the Licensed Software and/or the Documentation.

         14.2.2 It will ensure that all copyright and other proprietary rights notices of m-Wise on or in the Licensed Software, the Documentation or the media on which they are stored are preserved, subject to the requirements in the Specification concerning the m-Wise and iTouch logos.

         14.2.3   It will only use the Licensed Software for lawful purposes.

14.3 Any tampering with or modification of the Licensed Software and/or the Documentation without m-Wise's prior written consent or as otherwise permitted herein will invalidate the warranty pertaining to that particular breach.

15.      PROPRIETARY RIGHTS

15.1 All intellectual property rights belonging to a party shall remain with that party and nothing in this Agreement shall transfer ownership or any aspect of ownership of the other party's intellectual property rights to the other party.

15.2 Title to the Licensed Software and the Documentation, including all translations, compilations, derivative works and copies thereof are and shall remain with m-Wise or its third party suppliers.

15.2 Any modifications, corrections or enhancements, and any related materials and documentation (and all proprietary rights in the Licensed Software and Documentation, including, but not limited to, copyrights) to the Licensed Software and the Documentation, no matter by whom made shall belong exclusively to m-Wise or its third party suppliers.


16.      INDEMNIFICATION


16.1 m-Wise will indemnify iTouch against any cost, liability and expense (including reasonable counsel fees) sustained by it in connection with any claim, suit or proceeding brought by any third party claiming that the Licensed Software infringes any patent, copyright or trademark of any third party; provided however, that iTouch shall:

         16.1.1 give m-Wise prompt written notice of any such claim, suit or proceeding;

         16.1.2 have granted m-Wise exclusive control over the defence and/or settlement of any such claim, suit or proceeding;

         16.1.3 have made no compromising admission, offer to settle or the like in the context of any such claim, suit or proceeding; and

         16.1.4 will cooperate with m-Wise in relation to any such claim, suit or proceeding by way of, inter alia, the provision of assistance (including availability of appropriate personnel of iTouch), information and authority necessary to perform the above at m-Wise's cost.

16.2 If a claim for infringement as aforesaid is brought, or m-Wise in good faith determines that a claim of infringement is likely, m-Wise will notify iTouch and at iTouch's sole discretion but at m-Wise sole cost, either:

         16.2.1 procure for iTouch the right to continue exercising its rights under the licence granted by this Agreement; or

         16.2.2 modify the Licensed Software so that there will no longer be an infringement or misappropriation; or

         16.2.3 terminate the licence granted by this Agreement and all use of the Licensed Software by iTouch and refund to iTouch all sums paid under this Agreement without prejudice to any other claims of damages.

16.3     m-Wise has no obligations for any claim of infringement arising from:

         16.3.1 m-Wise's compliance with iTouch's designs, specifications or instructions not approved by m-Wise;

         16.3.2 m-Wise's use of technical information or technology provided by iTouch and not approved by m-Wise;

         16.3.3 any modifications to the Licensed Software and/or Documentation by iTouch or a third party authorised by iTouch which is not permitted herein or with the prior written consent of m-Wise; and

         16.3.4 use of Licensed Software with any products not supplied or recommended or authorised by m-Wise.

16.4 iTouch shall indemnify m-Wise against any cost, liability and expense (including reasonable counsel fees) sustained by it in connection with any claim, suit or proceeding brought by any third party claiming that the Licensed Software infringes any patent, copyright or trademark of any third party where such breach resulted from iTouch Group's use otherwise than as permitted herein.


17.      LIMITATION OF LIABILITY

17.1 Excluding Clauses 16.1, 17.3 and 20.3, each parties' maximum aggregate liability for all claims arising under this Agreement shall be limited to twice the fees paid by iTouch to m-Wise and in particular without prejudice to the generality of the foregoing, neither party shall have any liability by reason of any implied warranty, condition or other term or duty under statute or at common law.

17.2 Without limiting the foregoing and subject to Clause 17.3 neither party shall be liable to the other for any indirect or consequential loss of profits, financial loss, loss of data or for any consequential loss or damage arising out of any use or inability to use the Licensed Software and/or Documentation whether in contract or tort or whether or not such losses were within the contemplation of the parties at the date of this Agreement.

17.3 Nothing in this Agreement shall exclude or limit the liability of either party for death or personal injury arising as a result of the other party's negligence or for any loss or damage from fraudulent misrepresentation or for breach of any third party's intellectual property rights or the wilful insertion of the Licensed Software of a logic bomb in breach of clause 14.1.3.


18.      CONFIDENTIALITY

18.1 Each party agrees to maintain secret and confidential all information of a technical or commercially sensitive nature obtained from the other both pursuant to this Agreement and prior to and in contemplation of it and all other information that it may acquire from the other in the course of this Agreement, to use such information exclusively for the purposes of this Agreement or exercise of the rights granted under this Agreement, and to disclose the same only to those of its employees, agents, contractors and sub-contractors pursuant to this Agreement (if any) to whom and to the extent that such disclosure is reasonably necessary for the purposes of this Agreement or exercise of the rights granted under this Agreement.

18.2     Clause 18.1 shall not apply to information which:

         18.2.1 prior to receipt thereof from one party was in the possession of the other and at its free disposal; or

         18.2.2 is subsequently disclosed to the recipient party without any obligations of confidence by a third party who has not derived it directly or indirectly from the other; or

         18.2.3 is or becomes generally available to the public through no act or default of the recipient party or its employees, agents, contractors or sub-contractors; or

         18.2.4 is required by law or a court or other competent authority to be disclosed; provided that in such case the recipient party shall promptly notify the other party in writing and in such detail as the other party may reasonably require of such requirement for disclosure and shall assist that other party in any lawful efforts to prevent or limit the disclosure; or

         18.2.5   is considered `non-confidential' Documents as so described in
                  Schedule 3(2) column B (Documents); or

         18.2.6 is developed independently without reference to the confidential information of the disclosing party.

18.3 Each party shall procure that all its employees, agents, contractors and sub-contractors pursuant to this Agreement (if any) who have access to any information of the other to which the obligations of Clause 18.1 apply shall treat such information in a manner that is consistent with this Clause 18.

18.4 This Clause 18 shall survive any termination or expiry of this Agreement and shall continue in force for a period of 5 (five) years following Acceptance or earlier termination of this Agreement.


19.      TERMINATION

19.1 In addition to the other termination provisions as set out herein either party may terminate this Agreement by written notice to the other having immediate effect if:

         19.1.1 the other commits a material breach of the terms of this Agreement which is incapable of remedy or commits a persistent breach; and/or

         19.1.2 the other commits a material breach of this Agreement which is capable of remedy and, having received from the other written notice of such breach stating the intention to terminate this Agreement if the breach is not remedied, fails to remedy the breach within 14 (fourteen) days; and/or

         19.1.3 the other ceases to carry on its business or has a liquidator, receiver or administrative receiver appointed to it or over any part of its undertaking or assets or passes a resolution for its winding up (otherwise than for the purpose of a bona fide scheme of solvent amalgamation or reconstruction where the resulting entity shall assume all of the liabilities of
                  it) or a court of competent jurisdiction makes an administration order or liquidation order or similar order, or that other party enters into any voluntary arrangement with its creditors or is unable to pay its debts as they fall due; and/or

         19.1.4 any event occurs in relation to the other party, which is analogous under a foreign jurisdiction to any of the events, listed in Clause 19.1.3.

19.2 The right to terminate under this Clause 19 or any other provision of this Agreement shall be without prejudice to any other right or remedy under this Agreement or at law.


20.      CONSEQUENCES OF TERMINATION

20.1 Termination of this Agreement shall be without prejudice to any accrued right of either party under this Agreement, and Clauses 9 (Late Completion), 10 (ASP Agreement), 12 (Escrow), 14 (Warranty), 18 (Confidentiality), 30 (Further Assurance) and this Clause 20 shall survive any termination of this Agreement.

20.2 Provided that this Agreement is not terminated by iTouch in accordance with Clause 4.9 (Testing and Acceptance) or Clause 19.1 (Termination), then Clauses 5 (Licence) and 12 (Escrow) shall also survive termination of this Agreement, and all rights granted to the iTouch Group in this Agreement shall continue in full force and effect.

20.3 If this Agreement is terminated by iTouch in accordance with Clause 4.9 (Testing and Acceptance) or Clause 19.1 (Termination) or m-Wise is in breach of Clause 11.5 (Support Services) then without prejudice to any other right or remedy available under this Agreement or at law, m-Wise shall forthwith repay to iTouch all sums paid by iTouch under this Agreement less (pound)36,500.00 or (at iTouch's sole option) in respect of any part of this Agreement to be performed; and to recover from m-Wise all losses and expenses (including, without limitation) the reasonably foreseeable and direct additional costs necessarily and solely incurred in completing m-Wise's obligations herein, or have the Licensed Software completed by another software supplier , to a similar standard or the costs of enforcing any right to payment of any sums due or other remedy under this Agreement.


21.      FORCE MAJEURE

21.1 If either party to this Agreement is prevented or delayed in the performance of any of its obligations under this Agreement by force majeure, and if such party gives written notice thereof to the other party specifying the matters constituting force majeure, together with such evidence as it reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue then the party in question shall be excused the performance or the punctual performance as the case may be as from the date of such notice for so long as such cause of prevention or delay shall continue for a period of 14 (fourteen) days only and the party so affected by force majeure shall use all reasonable endeavours to resume performance of this Agreement as soon as it can or the other party not in default may terminate this Agreement forthwith following expiry of the 14 (fourteen) day period above and iTouch shall reserve the right in its sole discretion to activate the escrow arrangement set out in Clause 12 (Escrow) above without prejudice.

21.2 For the purpose of this Agreement "force majeure" shall be deemed to be any cause affecting the performance of this Agreement arising from or attributable to acts, events, omissions or accidents beyond the reasonable control of the party to perform, including without limitation acts of God, acts of the public, enemy, decrees or restraints by governmental authorities, strikes, war, riots, insurrections and civil commotion.


22.      DISPUTE RESOLUTION

22.1 Any dispute arising out of or in connection with this Agreement will be referred at first instance to each party's representative. In the event that the dispute cannot be resolved between the parties within 14 (fourteen) days the matter will be referred to management at the level immediately above the representative of both parties. Should the parties still fail to resolve the dispute within 30 (thirty) days the party alleging the dispute will refer the matter to the President of the Institute of Chartered Accountant in England and Wales. The Independent Accountant so appointed shall act as an expert and not as an arbitrator and his decision shall be final and binding on the parties.

22.2 The Expert shall determine who shall pay his/her costs. Any amount payable in accordance with the Expert's decision shall be paid within 14 (fourteen) days of the decision being notified in writing.


23.      PUBLICITY

23.1 Neither party may issue any press release or make any public statement about the terms of their relationship or about m-Wise's provision of any Licensed Software or Services to iTouch except as may otherwise be agreed in writing between the parties from time to time such consent not to be unreasonably withheld or delayed.

23.2 The parties acknowledge that upon final signature of this Agreement a press release attached hereto as Schedule 11 (Publicity) will be released by m-Wise.


24.      ASSIGNMENT

24.1 This Agreement is personal to m-Wise and m-Wise shall not sub-contract or delegate or purport to sub-contract or delegate its rights or obligations under this Agreement in whole or in part, without iTouch's prior written consent, which consent shall not be unreasonably withheld or delayed. Upon such consent being granted by iTouch m-Wise will not be relieved from any of its obligations as set out herein. In this context, and without limiting iTouch's rights reasonably to withhold its consent, it shall be reasonable for iTouch to withhold its consent if it believes that the proposed assignee or sub-contractor could not or will not or may not fully perform m-Wise's obligations under this Agreement or may not act in iTouch's best interest which for the avoidance of doubt shall include a competitor of the iTouch Group.

24.2 Neither party may at any time assign its rights and/or obligations under this Agreement in whole or in part.


25.      AMENDMENTS

         This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by each party. All amendments or modifications of this Agreement shall be binding upon the parties despite any lack of consideration.


26.      SEVERABILITY

         In the event any provision hereof is found illegal, invalid or unenforceable pursuant to judicial decree, such provision shall be ineffective to the extent of such prohibition and shall be replaced by an enforceable provision to the same or the nearest possible equivalent effect. Notwithstanding the foregoing, the remainder of this Agreement shall remain valid and enforceable according to its terms unless the ineffectiveness of any provision shall substantially affect the consideration received by either party hereunder.


27.      INTERPRETATION

27.1 The headings in this Agreement are for convenience only and are not intended to have any legal effect; all references to Clauses and to Schedules are references respectively to clauses in and schedules to this Agreement; references to a "person" shall be deemed to include an individual, a company or an unincorporated business or other body or legal person; all references to a statute shall be deemed to include any statutory modification, extension or re-enactment thereof for the time being in force; references importing the singular shall include the plural and vice versa; and words such as "in particular", "including" or other words indicating that examples falling within more general wording follow shall not be construed as limiting in any way the scope of the preceding more general wording. This Agreement may not be construed adversely to a party solely because that party prepared it.

28.      NO WAIVER

         A failure by either party hereto to exercise or enforce any rights conferred upon it by this Agreement shall not be deemed to be a waiver of any such rights or operate so as to bar the exercise or enforcement thereof at any subsequent time or times.


29.      ENTIRE AGREEMENT

         This Agreement constitutes the entire understanding and contract between the parties and supersedes any and all prior or contemporaneous oral or written representations, arrangements or communications with respect to the subject matter hereof but nothing in this Clause shall operate to limit or exclude liability for fraud. The terms and conditions of this Agreement shall prevail over any conflicting terms and conditions included in either party's invoice, unless the invoice term or condition has been previously agreed to by the parties as an amendment to this Agreement.


30.      FURTHER ASSURANCE

         Each party shall at the request and cost of the other execute such documents and do all other lawful things reasonably required by the other to give effect to the provisions of this Agreement and to give the other party the full benefit thereof.


31.      THIRD PARTY RIGHTS

         Only the parties and their successors and permitted assignees shall have a right to enforce any provision of this Agreement and no other person shall have any rights to enforce a term of this Agreement which confers a benefit on that person. This Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement.


32.      RELATIONSHIP OF PARTIES

         Nothing contained in this Agreement shall be construed as creating a joint venture, partnership or employment relationship between the parties, nor shall either party have the right, power or authority to create any obligation or duty, express or implied, on behalf of the other party.


33.      NOTICES

         Except as otherwise expressly specified herein, all notices, requests or other communications shall be in writing and shall be deemed to have been given if delivered personally or mailed, by certified or registered mail, postage prepaid, return receipt requested, to the parties at their respective addresses set forth at Schedule 6 (Project Managers). All notices, requests or communications shall be deemed effective upon personal delivery or ten (10) days following deposit, first class postage prepaid, in the mail or by facsimile transmission to the facsimile number of the other party given in such Schedule 6 (Project Managers).


34.      GOVERNING LAW

         Any dispute arising out of or relating to this Agreement, or the breach thereof shall be governed by the laws of England without regard to or application of choice of law rules or principles. The parties acknowledge that the courts of England are the sole appropriate and acceptable forums and venues for any legal action necessary to construe or enforce any term or provision of this Agreement and the parties consent to the exclusive jurisdiction of such courts and consent to the service of process by registered mail.



         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.


         ITOUCH PLC                                    M-WISE INC

         By: /s/ Avi Azulai                            By: /s/ Shay Ben-Asulin
             --------------                                -------------------

         (Print)   AVI AZULAI                         (Print)  Shay Ben-Asulin
                 --------------                                ---------------

         Title:  MANAGING DIRECTOR                    Title:  Managing Director
                -------------------                          ------------------

         Date: October 14, 2002                       Date: October 14, 2002
               ----------------                             ----------------

                                                                      SCHEDULE 1

                                  SPECIFICATION






                   CROSS REFERENCE OF MOMA FEATURES FOR ITOUCH

                             Written by: Asaf Lewin
                          DOCUMENTATION INVENTORY LIST
                      TABLE 1 - MOMA DOCUMENTATION PACKAGE

-----------------------------------------------------------------------------------------------------------
          DOCUMENT                                   CONTENT                         ASSOCIATED TRAINING
                                                                                       SESSION DURATION
===========================================================================================================
 MOMA architecture           (1)  MOMA software components                             2 hours
                             (2)  MOMA physical architecture
                             (3)  MOMA network security layers
                             (4)  MOMA service request flow
-----------------------------------------------------------------------------------------------------------
 Terms and Acronyms          (1)  Client                                               2 hours
                             (2)  Provider
                             (3)  Port / short codes
                             (4)  MO/MT
                             (5)  Message status
                             (6)  Sessions
                             (7)  Channels
                             (8)  Retries
                             (9)  Application
                             (10) Trigger
                             (11) Trigger Alias
                             (12) Charge Profile
                             (13) Logical port
                             (14) System applications: Help, Session timeout,
                                  Unrecognized, etc...
-----------------------------------------------------------------------------------------------------------
 MOMA monitoring tools       (1)  MOMAMC Live MO/MT monitors                           2 hours
                             (2)  MOMAMC MO view
                             (3)  MOMAMC MT view, message timestamp trace
                             (4)  MO and MT message queue views
                             (5)  Open / Closed Sessions views
                             (6)  Archive sessions views via help desk tool
                             (7)  Active monitor view
-----------------------------------------------------------------------------------------------------------
 Application provisioning    (1)  Application settings                                  1 hour
 tools                       (2)  Client setting
                             (3)  Trigger Setting
                             (4)  Trigger Alias setting
                             (5)  Logical port setting
-----------------------------------------------------------------------------------------------------------



                                      S1-1

-----------------------------------------------------------------------------------------------------------
 MOMA provider / port        (1)  Provider provisioning                                 1 hour
 provisioning                (2)  SMSCI settings
                             (3)  Port provisioning (4) SMSCI interface protocol
-----------------------------------------------------------------------------------------------------------
 Application management      (5)  Preface                                              2 hours
                             (6)  Client / Application / Trigger relationship
                             (7)  Master applications
                             (8)  Naming conventions
                             (1)  Application implementation workflow
-----------------------------------------------------------------------------------------------------------
 Reporting suite             (2)  Report generation                                    2 hours
-----------------------------------------------------------------------------------------------------------
 MOMA system applications    (1)  MOMA system applications                             3 hours
 user manual                 (2)  MOMA voucher system
-----------------------------------------------------------------------------------------------------------
 MOMA active monitoring Suite(1)  MOMA Active Monitor Management Console               3 hours
                             (2)  Active Monitor Login Window
                             (3)  Test Groups
                             (4)  Notification Groups
                             (5)  Notification Groups
                             (6)  Test Definition
                             (7)  Active Monitor Tools
-----------------------------------------------------------------------------------------------------------
 Troubleshooting guide       (1)  Events and reactions                                 3 hours
                             (2)  Problem handling procedure
-----------------------------------------------------------------------------------------------------------
 SDK user manual             (1)  MOMA SDK user manual                             2 days (frontal)
                                                                                       3 days exercises
-----------------------------------------------------------------------------------------------------------
 API user manual             (1)  Application level API user manual                    4 hours
                             (2)  Application level SMSCI level user manual
                             (3)  Content feed API user manual
-----------------------------------------------------------------------------------------------------------
 MOMA roadmap                (1)  MOMA features list                             5 days (SDK training
                                                                                           course)
-----------------------------------------------------------------------------------------------------------
 Application user manuals    (1)  Application specific user manuals                      N/A
-----------------------------------------------------------------------------------------------------------
 System Testing Documents    (1)  System test documentation                              N/A
 (STD)
-----------------------------------------------------------------------------------------------------------
 Installation manual         (1)  MOMA installation procedure                           1 day
-----------------------------------------------------------------------------------------------------------



                                      S1-2

                              TABLE 2 - MOMA FEATURES TO TEST PROCEDURES CROSS REFERENCE
------------------- ----------------------- -------------------------------- --------------------------------
Category            Feature                 Feature description              Related document
------------------- ----------------------- -------------------------------- --------------------------------
API                 Application level API   XML over HTTP API for 3rd        MAG API user manual
                    (AKA: MAG API)          party content providers using
                                            the MOMA API interface
------------------- ----------------------- -------------------------------- --------------------------------
                    SMSCI level API         HTTP based SMSC interface for    SMSCI user manual
                                            SMS relays
------------------- ----------------------- -------------------------------- --------------------------------
                    Content feed API        XML over HTTP API for content    Content feed API user manual
                                            feed (used by the alerting
                                            platform)
------------------- ----------------------- -------------------------------- --------------------------------
                    MAG API monitoring      Built in web-based monitoring    SMSCI API user manual
                    back-end                back-end for API level content
                                            providers
------------------- ----------------------- -------------------------------- --------------------------------



                                      S1-3

------------------- ----------------------- -------------------------------- --------------------------------
Category            Feature                 Feature description              Related document

------------------- ----------------------- -------------------------------- --------------------------------
SDK and             Web based SDK           Web based SDK IDE (integrated    SDK user manual
application engine                          development environment)
------------------- ----------------------- -------------------------------- --------------------------------
                    Clustered application   Clustered Java based             Application provisioning tools
                    engine                  application engine (running
                                            the SDK based applications)
------------------- ----------------------- -------------------------------- --------------------------------
Session management  Session management      MOMA session management          Terms and Acronyms
                                            function
------------------- ----------------------- -------------------------------- --------------------------------
                    System level            System level applications:       MOMA system applications user
                    applications            OPTIN, OPTOUT, HELP, STOP,       manual
                                             NICKNAME, CREDIT, RECHARGE,
                                            etc...
------------------- ----------------------- -------------------------------- --------------------------------
                    Trigger alias           Enable multiple triggers for a   Application provisioning tools
                    management              single application; associate
                                            the application user profile
                                            to the Trigger Alias.
------------------- ----------------------- -------------------------------- --------------------------------
Message types       Support multiple        Support most common types of     MAG API user manual
                    message types           messages: text, ringtones,
                                            logos, picture, binary, and
                                            other binary types (e.g. EMS
                                            messages, WAP push)
------------------- ----------------------- -------------------------------- --------------------------------
                    Nokia                   converters Built in converters for
                                            Nokia A part of the Digital Content
                                            ringtones, logos, and picture (RTL)
                                            application back-end messages.
------------------- ----------------------- -------------------------------- --------------------------------
                    Multi-Lingual support   Multi-lingual support using      Application provisioning tools
                                            UNICODE character sets
------------------- ----------------------- -------------------------------- --------------------------------
Management tools    Application             Application (trigger, trigger    Application provisioning tools
                    provisioning tool       alias) and Client setup and
                                            management tools
------------------- ----------------------- -------------------------------- --------------------------------
                    Application copy tool   Application copy tool            Application provisioning tools
------------------- ----------------------- -------------------------------- --------------------------------
                    Web based system        Online Traffic screening and     MOMA monitoring tools
                    monitoring              monitoring tools, user session
                                            message history views
------------------- ----------------------- -------------------------------- --------------------------------
                    MOMA Active Monitor     Passive and active monitoring    MOMA active monitoring Suite
                    Suite                   system, with Flexible built in
                                            test management, SMS, email
                                            and WEB alerts.
------------------- ----------------------- -------------------------------- --------------------------------
                    Mobile network          Mobile network, Ports, logical   MOMA provider / port
                    management              ports, charging provisioning     provisioning
                                            setup and management tools
------------------- ----------------------- -------------------------------- --------------------------------
                    Content provider        Web based content provider's     Application back-end user
                    Help desk utility       help desk tool integrated into   manuals
                                            the Application back-end
------------------- ----------------------- -------------------------------- --------------------------------
                    MOMA manager Help       Web based system admin help      MOMA monitoring tools
                    desk utility            desk tool integrated into the
                                            MOMA management center
------------------- ----------------------- -------------------------------- --------------------------------



                                      S1-4

------------------- ----------------------- -------------------------------- --------------------------------
Category            Feature                 Feature description              Related document

------------------- ----------------------- -------------------------------- --------------------------------

Network setup       Cross networking        Implementation of                MOMA provider / port
                                            multi-network application        provisioning
                                            running through cross
                                            network logical ports.
------------------- ----------------------- -------------------------------- --------------------------------
                    Short codes load        Implementation of clustered      Application provisioning tools
                    balancing               short codes for short codes
                                            load balancing
------------------- ----------------------- -------------------------------- --------------------------------
                    GSM modem SMS           Implementation of GSM modem      MOMA active monitoring Suite
                    interface               interface (used mostly for
                                            monitoring the network)
------------------- ----------------------- -------------------------------- --------------------------------
Billing &           Multiple reports        The MOMA reporting module        Reporting suite
Reporting                                   provides flexible Crystal
                                            Reports(TM) template based
                                            reports.
------------------- ----------------------- -------------------------------- --------------------------------
                    Data cards credit       Support data cards (scratch      MOMA system applications user
                    based billing           card, vouchers) vouchers         manual
                                            management, and real-time
                                            credit management
------------------- ----------------------- -------------------------------- --------------------------------
                    Content provider        Web based reporting suite for    Reporting suite
                    (client) report         content providers, with a
                    profiles                flexible client report profile
                                            editor.
------------------- ----------------------- -------------------------------- --------------------------------
                    Data cards management   The data card management suite   MOMA system applications user
                    suite                   enables users balance            manual
                                            management, data card codes
                                            generation, scratch card life
                                            cycle management and also
                                            queries and reports with
                                            regard to the scratch cards.
------------------- ----------------------- -------------------------------- --------------------------------
ATTACHED DOCUMENTS

-------------------------------------------- -----------------------------------
Document description                         Document name
-------------------------------------------- -----------------------------------
Application provisioning tools               MomaTrainingLesson04.pdf
-------------------------------------------- -----------------------------------
Content feed API user manual                 ContentFeedAPIV2.0.pdf
-------------------------------------------- -----------------------------------
MAG API user manual                          MAG API V6.1.pdf
-------------------------------------------- -----------------------------------
MOMA active monitoring Suite                 MomaTrainingLesson12.pdf
-------------------------------------------- -----------------------------------
MOMA monitoring tools                        MomaTrainingLesson03.pdf
-------------------------------------------- -----------------------------------
MOMA provider / port provisioning            MomaTrainingLesson06.pdf
-------------------------------------------- -----------------------------------
MOMA system applications user manual         MomaSystemApplicationsV6.0.pdf
-------------------------------------------- -----------------------------------
Reporting suite                              ReportingWhitepaper.pdf
-------------------------------------------- -----------------------------------
SDK user manual                              MagSdkUserManualV5.1.pdf
-------------------------------------------- -----------------------------------
SMSCI API user manual                        MomaSmscApi.pdf
-------------------------------------------- -----------------------------------
Terms and Acronyms                           MomaTrainingLesson02.pdf
-------------------------------------------- -----------------------------------








                                      S1-5

(2)      CUSTOMISATIONS OF MOMA PLATFORM

         The MOMA Platform shall be customised so that it complies with the specifications set out herein. In particular m-Wise shall:

         (a) ensure that the MOMA Platform shall provide continuous connectivity for existing OpCos and Virtual OpCos (existing under the ASP Agreement) and any new OpCos and Virtual OpCos and third parties at a cost not exceeding (pound)500 per party added during the remaining period of the ASP Agreement and until the Installation of the MOMA Platform Component has obtained Acceptance.

         (b) ensure the MOMA Platform is such that as an easy and routine operation iTouch will be able to add an unlimited number of OpCos and/or Virtual OpCos.

         (c) add the Translator Application after the HTTP API converter has been built at the Site to handle the translation.

         (d) integrate into it SMS Location Based Application (based on UK post code proximity software provided by iTouch).

         (e) ensure all screens are customised so that as an easy and routine operation iTouch can apply branding according to its requirement from time to time and that the "powered by m-Wise" logo is small and unobtrusive and is in respect of any dimension no more than one quarter the size of the iTouch logo as to any dimension.

         (f) carry out the additional developments/customisations detailed in Schedule 8 (Additional Development/Customisations).

         (g) upon prior written request from iTouch develop TIBCO connector (on a time and materials basis, according to the rates set out in paragraph (2) of Schedule 7 (Financial). iTouch may request that m-Wise develop other connectivity APIs or may use any new ones already developed by m-Wise.

         The following MOMA level2 functionality will be provided for ITouch in the MOMA platform installed at ITouch facility:

(3)      APPLICATIONS

         This list is not exhaustive and shall include all other m-Wise applications up until date of Acceptance of the Application Component. M-Wise also shall ensure that all iTouch's historical data is ported from the current ASP platform to the new platform.

       ---------------------------------------------------------------------------------------------------------------------
                                          ITOUCH M-WISE APPLICATIONS LIVE AS AT 20-09-02
       ---------------------------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------
        CATEGORY APPLICATION NAME   APPLICATIONS                DESCRIPTION                       DEMO REFERENCE
       ---------------------------------------------------------------------------------------------------------------------
       TEST APPS    TestUDH         TestUDH           Download txt message, ringtone,      Configured iTouch Isr 23/08
                                    logo etc
       ---------------------------------------------------------------------------------------------------------------------
                    iTouchTest      iTouchTest        MO capture app                       Configured MIH TH 30/08
       ---------------------------------------------------------------------------------------------------------------------
          QUIZ      Quiz App 1      Simple Quiz       1 question quiz                      OPCO: iTouch UK, App Name:
                                                                                           iTouch Simple Quiz, Trigger:
                                                                                           Quick, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Quiz App 2      Quiz              3 question quiz                      OPCO: iTouch UK, App Name:
                                                                                           iTouch Quiz, Trigger: Quiz,
                                                                                           Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Quiz App 3      Spiderman Quiz    5 question quiz                      OPCO: iTouch UK, App Name:
                                                                                           Spiderman 5Q Quiz, Trigger:
                                                                                           Spidey Quiz, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Quiz App 4      Guru Football     15 Question Multi Category, Multi    OPCO: iTouch UK, App Name:
                                                      Level. Category Selection, 3 x       Guru, Trigger: Guru, Port: 81131
                                                      levels, 5 questions per level quiz
       ---------------------------------------------------------------------------------------------------------------------


-------------
(2) Note: this does not include a description of the specific applications delivered to ITouch


                                      S1-6

       ---------------------------------------------------------------------------------------------------------------------
        SCENARIO    Scenario        Spiderman         5 question, 3 scenario games.        OPCO: iTouch UK, App Name:
                    Game 1          Scenario 5        Categories are selected by sub       Spiderman Scenario 5 Questions,
                                    Questions         trigger, not category question.      Trigger: Spidey + Battle or
                                                                                           Wrestle or Parade, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Scenario        Spiderman         8 Question game, no category.        OPCO: iTouch UK, App Name:
                    Game 2          Scenario                                               Spiderman Scenario, Trigger:
                                                                                           Spiders, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Scenario        GetHerKitOff      8 question with category             OPCO: iTouch UK, App Name:
                    Game 3                            selection.                           GetHerKitOff, Trigger: Kitoff,
                                                                                           Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
         VOTING     Vote            Voting            Single Vote Application              OPCO: iTouch UK, App Name:
                                                                                           iTouch World Cup Voting,
                                                                                           Trigger: Squash, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Vote Rev 2.0    New Voting App    Enhanced voting application          Voting App released to iTouch
                                    (currently in     currently in m-Wise QA. URS will     15-08, testing and
                                    testing on        be distributed on completion of      documentation commence 16-08.
                                    staging server)   testing.                             Will release to OPCO's during
                                                                                           w/c 19-08
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
         GAMES      Safe            Safe              3 goes to guess the N x digit        OPCO: iTouch UK, App Name:
                                                      combination                          iTouch Safe, Trigger: Crack,
                                                                                           Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Slot            Slot Machine      User sends trigger is prompted to    OPCO: iTouch UK, App Name:
                                                      enter (1) phone type Nokia or        iTouch Slot Machine, Trigger:
                                                      Other, (2) answer a trivia           SlotM, Port: 81131
                                                      question and then is sent 3 x Op
                                                      Logos or Text Messages based on
                                                      response to (1)
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Brainmaster     Brainmaster       4 goes to guess the 4-digit          OPCO: iTouch UK, App Name:
                                                      combination. User is prompted        Brainmaster, Trigger: Master,
                                                      with no correct digits & no of       Port: 81131
                                                      correct positions
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Luv             Love Calculator   User texts in name and partner       OPCO: iTouch UK, App Name:
                    Calculator                        name to receive compatibility %      iTouch Love Calculator,
                                                                                           Trigger: Luvcal, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
          DATA      Capture         Info              Data Capture application, many       OPCO: iTouch UK, App Name:
                                                      functions: Opt-out, Opt-in, data     iTouch INFO, Trigger: INFO
                                                      capture app, competition entry.      Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    SMS                               Response SMS Response
                                                      m-Wise dev complete, spec
                                                      to be Application as it
                                                      stands is written to
                                                      detail output to XML.
                                                      Capture, output required
                                                      to Moderator under dev by
                                                      iTouch UK route XML add on
                                                      date to be provided.
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Emailer         Emailer           Capture user details via SMSand
                                  forward email
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
         ALERTS     ALERTS APP 1    Football          Additional functionality being       OPCO: iTouch UK, App Name:
                    - FOOTBALL                        added as result of World Cup.        Football Alerts, Trigger: INFO
                                                      Content converter developed to       Port: 81131
                                                      facilitate Rivals 365 content.
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Alerts App 2 Nat Mags Alerts      Users pre-register to receive N x    OPCO: iTouch UK, App Name: Nat
                    - Push                            alerts e.g. daily sex tips for a     Mags Alerts, Trigger: Cosmo +
                                                      week. Content is entered
                                                      manually Orgasm or Sex
                                                      Port: 81131 and broadcast
                                                      to all registered users
                                                      once daily.
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
          CHAT      Virtual Chat    Virtual Chat      Currently only supports single       Further development reqd to
                                                      keyword recognition based on         support keyword recognition
                                                      virtual pet                          from within text string
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
       DEVICE       Ringtones       WC RT             Nokia Mono - SMS delivery            OPCO: iTouch UK, App Name:
       PERSONALISATION                                                                     Spiderman Logo, Trigger: Spider
                                                                                           12999 Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Logos           WC LG             Nokia  - SMS Delivery                OPCO: iTouch UK, App Name:
                                                                                           Spiderman Logo, Trigger: Spider
                                                                                           60548 Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Polyphonics     In Development    Successfully delivered poly to       Demo is currently unavailable,
                                                      Samsung T100 via WAP OTA 01-08,      will request re-instatement.
                                                      further dev reqd.                    [JEM: TED RESPONDING]
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
       CREDIT       System          System            Credit management application,       OPCO: iTouch UK, App Name:
       MANAGEMENT   Application     Application       user management etc                  System iTouch (not demo)
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Fantasy         Golden Goals      Top 5 goal scorers fantasy type      Application exists but no
                    Football                          football game used by iTouch UK      identified client exists.
                                 for World Cup.
       ---------------------------------------------------------------------------------------------------------------------



o Plus, without further charge, iTouch may within 12 (twelve) months immediately following Acceptance of the Licensed Software choose a further 5 (five) Applications from m-Wise's catalogue of Applications.


                                      S1-7

(4)      ADDITIONAL TECHNICAL CHANGES AND REQUIREMENTS


         o        DOCUMENTATION:
                  -        All new components to be fully documented, including
                           javadocs before delivery of the platform.
                  -        A schedule for delivery of documentation for old
                           components to be decided.
                  - Installation documentation to be provided for the exact configuration of the iTouch m-Wise platform

         o        PROCESS DEFINITION:
                  - All processes to be documented, given an iTouch-controlled platform. This includes upgrade and bug fix processes.

         o        TEST AND PERFORMANCE:
                           Test scripts to be provided for system components so that for all applications that are added to the system, a simple mechanism exists for testing throughput/performance.

         o        DATABASE BACKUP REPLICATION:
                 MOMA Platform must allow iTouch to meet the standard iTouch requirements listed below.
                 - iTouch require:
                           |X| real time transaction backup (m-Wise will be able to provide CDR files with a log of all the transactions)
                           |X| 99.5% uptime
                           |X| full failover such that any component within the platform will failover to a secondary instance in the event that a failure of its primary instance occurs. |X| no manual intervention on failover
                           |X| backups made at defined intervals to removable storage (onto a backup tape device or recordable DVD)

                  - Based on these requirements, m-Wise to provide the necessary mechanisms so that the right measures can be implemented.

         o        MONITORING:
                  - m-Wise to supply monitoring components/support for all hardware, connectivity and software components, and to enable iTouch to perform same remote monitoring functionality as exists in m-Wise's offices. within two months of delivery.

         o        ARCHIVAL:
                  - m-Wise to provide full warehousing and archival functionality and connectivity.


         iTouch expects all these additional requirements to be part of the standard deliverables in the purchase of the MOMA Platform. In addition, there might be a requirement to develop a TIBCO connector or other connectors for the m-Wise Platform which for the avoidance of doubt shall include but is not limited to IBM MQ Series, JMS.

         FAULT LOGGING
         iTouch will make available to m-Wise access to iTouch's fault logging systems. m-Wise will use these to log and track all iTouch related support issues and change requests. These systems will also be used by iTouch as the basis to measure compliance with the agreed service levels set out in Schedule 9 (Service Level Agreement).

         M-Wise shall ensure that there is no unauthorised back door access to the Platform which is not authorised by iTouch


(5)      DELIVERABLES

The MOMA platform is to be fully deployed into all of the following eTec environments within 2 (two) calendar months from the final signature of this Agreement (including the full migration of all iTouch applications and data from the ASP environment) (Installation):
  (a) Development;
  (b) testing
  (c) staging;
  (d) Production with fail-over; and
  (e) An off-site fail-over platform TBD


                                      S1-8

                                                                      SCHEDULE 2
         List of Hardware recommended by m-Wise

--------------------------------------------------------------------------------
MACHINE TYPE A
--------------------------------------------------------------------------------
     Make and Model       Dell 1650
     Operating System     Linux (mWise RPM)
     CPU                  1x1.8 Ghz (or highest)
     Memory               1Gb (or highest)
     Storage              18Gb (SCSI)
     Network Cards                                                             2
     Quantity
Note 2 Machines to include 3 x18Gb RAID 5 Storage
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE B
--------------------------------------------------------------------------------
     Make and Model       Gigabyte
     Operating System     Linux (mWise RPM)
     CPU                  1x1.8 Ghz (or highest)
     Memory               1Gb (or highest)
     Storage              18Gb (SCSI)
     Network Cards                                                             2
     Quantity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE C
--------------------------------------------------------------------------------
     Make and Model       Dell 6650
     Operating System     Win 2k Server
     CPU                  2 x 1.4Ghz Xeon/512kb cache (or highest) -
                          Upgradeable to 4 processors
     Memory               2Gb (or highest) - upgradeable to 8Gb
     Storage              2 x 18Gb (SCSI)
     Network Cards                                                             2
     Quantity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE D
--------------------------------------------------------------------------------
     Make and Model       NetApp F87
     Operating System
     CPU
     Memory
     Storage              8x76Gb SCSI
     Network Cards        1 Fibre Ethernet card + 1 10/100/1000 Ethernet card
     Quantity                                                                  1
      ote:                NetApp F87
                          Snap Restore
                          Documentation
                          Install Service
                          5 Days Training
                          Snap Drive for SQL Server
                          36 month phone support and 4 hour on-site drive and
                          hardware replacement
     N                    36 months support subscription for software
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE E
--------------------------------------------------------------------------------
     Make and Model       Cisco 3550 - Production Switch
     Quantity                                                                  4
--------------------------------------------------------------------------------



                                      S2-1

--------------------------------------------------------------------------------
MACHINE TYPE F
--------------------------------------------------------------------------------
     Make and Model       Cisco 2959 (24 port switch) - Non Production Switch
     Quantity                                                                  3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE G
--------------------------------------------------------------------------------
     Make and Model       iTouch Firewall
     Quantity                                                                  2
     Note:                Type A Server + 4 Network Cards
--------------------------------------------------------------------------------

       Types of Servers and software licenses

       Quantity and type of machines

       -------------------------------------------------------------------------
              DESCRIPTION                LIVE             REDUNDANT        TOTAL
       -------------------------------------------------------------------------
                                      QTY    TYPE      QTY        TYPE      QTY
                                    --------------------------------------------
       APPLICATION SERVERS             3       A                             3
                                    --------------------------------------------
       SMS SERVERS                                                           0
                                    --------------------------------------------
       DATABASE SERVER PROD            1       C        1           C        2
                                    --------------------------------------------
       DATABASE SERVER NON PROD                                              4
                                    --------------------------------------------
       EXTERNAL STORAGE                1       D                             1
                                    --------------------------------------------
       WEB SERVER                      2       A                             2
                                    --------------------------------------------
       API SERVER                      2       A                             2
                                    --------------------------------------------
       SWITCHES                        2       E        2           E        2
                                    --------------------------------------------
       FIREWALL                        1       G        1           G        2
                                    --------------------------------------------
       MONITORING                      3       A                             3
       -------------------------------------------------------------------------

Software License Requirement

---------------------------------------------------------------------------------------------------------------------
LICENSES                         Windows    MS SQL Server  Embarcadero   JTurbo  ColdFusion  Crystal Reports   IIS
                              Server 2000     Standard                           Enterprise
---------------------------------------------------------------------------------------------------------------------
   APPLICATION SERVERS                                                     1
                             ----------------------------------------------------------------------------------------
   SMS SERVERS
                             ----------------------------------------------------------------------------------------
   DATABASE SERVER PROD            2              2             1
                             ----------------------------------------------------------------------------------------
   DATABASE SERVER NON PROD        1              1             1
                             ----------------------------------------------------------------------------------------
   EXTERNAL STORAGE
                             ----------------------------------------------------------------------------------------
   WEB SERVER                      1                                                 1              1          1
                             ----------------------------------------------------------------------------------------
   API SERVER                                                              1
                             ----------------------------------------------------------------------------------------
   SWITCHES
                             ----------------------------------------------------------------------------------------
   FIREWALL
                             ----------------------------------------------------------------------------------------
   MONITORING
---------------------------------------------------------------------------------------------------------------------

Official Software License versions

-----------------------------------------------------------------------------------------------------
NAME                                       DESCRIPTION                            VERSION
-----------------------------------------------------------------------------------------------------
Windows Server 2000
                                           Windows Server                    2000 Service Pack 3

MS SQL Server Standard                     MS SQL Server                     2000 Service Pack 2

Embrocadero                   MS SQL Development and Management Suite    Determined upon installation

JTurbo                                    JDBC Connector                          Version 3.0

Cold Fusion Enterprise                   Application Server              MX Server Enterprise (v. 6)

IIS                                         HTTP Server                   IIS 5.0 with latest patches

Crystal Reports                     Reports Generation package                      Version
-----------------------------------------------------------------------------------------------------


                                      S2-2

2)       ACCESS/FACILITIES/INFORMATION

         iTouch acknowledges that any failure by iTouch to meet its obligations as set out below could incur subsequent delays in the performance of m-Wise's duties and any obligations relating thereto to m-Wise will be extended accordingly.


---------------------------------------------------------------------------------------------------------------
            NAME                      CUSTOMER FURNISHED EQUIPMENT/INFORMATION         DUE DATE (from date of
                                                                                         final signature of
                                                                                           this Agreement)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Hardware                        iTouch to provide all the hardware, rack space,               + 4 weeks
                                wiring, power supply, Hardware, air conditioning for
                                all installed systems (production, development,
                                pre-production)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Archiving media                 iTouch to select their preferred archiving media and                 + 4 weeks
                                offline storage device.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Off the shelf software          iTouch to provide all the off shelf software                  + 4 weeks
                                (Operating  systems, database, web servers, etc...)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
DB                              servers Installation iTouch to install
                                the DB servers according to their + 4
                                weeks required clustering / high
                                availability configuration.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Short codes / ports             iTouch to provide in advance all the short codes /            + 4 weeks
                                ports for all the networks in which the services must
                                be connected to including charging information,
                                throttling settings, etc...
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
IP range                        iTouch to provide in advance the IP numbers for all           + 4 weeks
                                the servers to be all installed systems (production,
                                development, pre-production)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
VPN access for remote support   iTouch to provide VPN access for remote support to            + 4 weeks
                                the installed systems.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Relays readiness                iTouch to prepare in advance all the interfaces for           + 5 weeks
                                all the SMS Relays that will be connected to the MOMA
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Network person during           iTouch to allocate a dedicated network person to              + 5 weeks
Installation                    attend and assist during the Installation (firewall
                                settings, IP allocations, etc...)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
SIM cards                       At iTouch's discretion iTouch to provide SIM cards            + 5 weeks
                                for all networks that should be monitored by the MOMA
                                (including a Wavecom GSM modem for each one)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Training                        iTouch to provide in advance the total number of              + 7 weeks
                                attendees in the training course. iTouch to provide a
                                training location including a CRT projector and
                                connectivity to pre-production environment. (m-wise
                                will provide 1 master softcopy of all training
                                material)
---------------------------------------------------------------------------------------------------------------


                                      S2-3

                                   SCHEDULE 3

                                  DOCUMENTATION



(1) The Documentation must comply with the warranty in Clause 14.1.5 and in particular:

         o All new components to be fully documented, including javadocs before delivery of the platform.

         o Installation documentation to be provided for the exact configuration of the iTouch m-Wise platform.

         o All documents pertaining to sub-headings "Process Definition" and "Archival" under heading "Additional Technical Changes and Requirements" as set out in Schedule 1 to be supplied.

         o Full system documentation to be provided to the satisfaction of iTouch and shall be at the same technical level and format as the existing documentation provided to iTouch.

         o A schedule for delivery of documentation for old components shall be decided by the parties at a later date but no later than 30 days after final signature of this Agreement. All such documentation to include component functional description, technical document including systems/component design and online documentation.



(2)      Category of Documents:

         This list of Documents is not exhaustive and shall include all additional Documents as applicable and necessary for the proper fulfilment of this Agreement. The parties shall mutually agree the category to be applied for any additional Documents.


         ------------------------- ---------------------------------------------
                  CATEGORY                       DOCUMENT TYPE

         ------------------------- ---------------------------------------------
         ------------------------- ---------------------------------------------
             A
                                   Platform technical documentation. For use by
                                   the iTouch Group only e.g.
          (CONFIDENTIAL
           DOCUMENTS)              o Operation Manuals; and
                                   o System Development

         ------------------------- ---------------------------------------------
         ------------------------- ---------------------------------------------

            B                      User oriented instructions and API technical
                                   documentation. These can be offered
                                   to third parties as necessary to allow them
                                   to connect to or use the  m-Wise
            (NON-CONFIDENTIAL      platform.
                DOCUMENTS)
                                   o User Manuals; and
                                   o White papers




         ------------------------- ---------------------------------------------



                                      S3-1

                                                                      SCHEDULE 4

                                ACCEPTANCE TESTS



1. THE PARTIES UNDERTAKE TO CO-OPERATE FULLY WITH EACH OTHER IN THE DESIGN AND CONDUCT OF THE ACCEPTANCE TESTS FOR EACH OF THE COMPONENTS RESPECTIVELY.

2. THE ACCEPTANCE TESTS MUST BE SUITABLE TO COMPREHENSIVELY TEST CONFORMITY OF EACH OF THE COMPONENTS SET OUT IN CLAUSE 1 OF SCHEDULE 4 ABOVE TO THE SPECIFICATIONS SET OUT IN SCHEDULE 1 (SPECIFICATION) AND
         SCHEDULE 8 (ADDITIONAL DEVELOPMENT/CUSTOMISATION), AND IN PARTICULAR PROVIDE TEST SCRIPTS FOR SYSTEM COMPONENTS FOR EACH SO THAT FOR ALL APPLICATIONS THAT ARE ADDED TO THE SYSTEM, A SIMPLE MECHANISM EXISTS FOR TESTING THROUGHPUT/PERFORMANCE. ALL EXISTING M-WISE APPLICATIONS CURRENTLY USED ON THE ASP PLATFORM BY ITOUCH SHOULD CONTINUE TO FUNCTION EFFECTIVELY AS THEY CURRENTLY DO. ALL NEW ADDITIONS AND REVISIONS THERETO MUST CONFORM TO MUTUALLY AGREED SPECIFICATIONS TO BE DECIDED BETWEEN ITOUCH AND M-WISE.

3. ACCEPTANCE TEST IS DEEMED TO BE COMPLETED SUCCESSFULLY BY ITOUCH IF THE COMPONENT OPERATES FREE FROM DEFECTS FOR A CONTINUOUS PERIOD OF 14 DAYS ( FOURTEEN) FROM COMPLETION OF INSTALLATION

4. WHERE THE COMPONENT CONSISTS OF SECTIONS OR PORTIONS THE ACCEPTANCE PROCEDURE OUTLINED ABOVE AND IN CLAUSE 4 OF THE AGREEMENT (TESTING AND ACCEPTANCE) SHALL BE REPEATED FOR EACH SECTION OR PORTION OF THE COMPONENT AS DEFINED THEREIN.



         m-Wise to provide details of all testing as conducted for the Comtrend deployment.

         The following MOMA level3 functionality will be tested as a part of the qualification tests for ITouch:










                                      S4-1

                                                                      SCHEDULE 5

                                    TRAINING



(1) m-Wise shall provide the following training to iTouch technical staff in relation to the Licensed Software and at locations chosen by iTouch, free of any additional charge, namely 10 technical and 5 product manager days (120 hours) of structural training.

(2) Such training shall be provided at mutually convenient times for both parties at the iTouch premises set out below in Clause 4 (or at such other location in Europe as provided to m-Wise in writing) but shall be no later than 10 (ten) days from the commencement date set out in Clause 4 below. m-Wise acknowledges and accepts that any failure to provide the training as set out herein will be a material breach of this Agreement.

(3) If requested from time to time m-Wise shall also provide additional training to iTouch, to be charged at the rate to be charged for training stated in Schedule 7(2)(a) (Training).

(4)      The training agenda shall be as follows:

-------------------------------------- --------------------------- ------------------- -------------------
              TRAINING                     COMMENCEMENT DATE            LOCATION        NUMBER OF HOURS

-------------------------------------- --------------------------- ------------------- -------------------
-------------------------------------- --------------------------- ------------------- -------------------
TECHNICAL  (10 iTouch staff)

-------------------------------------- --------------------------- ------------------- -------------------
-------------------------------------- --------------------------- ------------------- -------------------
PRODUCT MANAGER (5 iTouch staff)

-------------------------------------- --------------------------- ------------------- -------------------
----------------------------------------------------------------------------------------------------------
TOTAL: 120 hours of structural training

----------------------------------------------------------------------------------------------------------





                                      S5-1

                                                                      SCHEDULE 6

                                PROJECT MANAGERS


ITOUCH PLC

REGISTERED OFFICE                  4th Floor, The Tower Building, 11 York Road,
                                   London, SE1 7NX

REGISTERED NUMBER                  3911278

If applicable VAT REGISTRATION     756 8716 81
NUMBER
(OR EQUIVALENT)

CONTACT NAME                       Jem Eskenazi, Chief Information Officer
TELEPHONE:                         +44 (0)20 7803 1682
MOBILE:                            +44 (0)7766 426 008
FAX:                               +44 (0)20 7803 1661
EMAIL:                             JEM@ITOUCHPLC.COM

CONTACT NAME  (Technical)          Oliver O'Kelly, Operations Manager
TELEPHONE:                         +353 (0)1 411 2668
MOBILE:                            +353 (0)86 806 3584
FAX:                               +353 (0)1 411 2346
EMAIL:                             OLIVER.OKELLY@ITOUCH.IE

BILLING CONTACT   DETAILS
(IF DIFFERENT FROM ABOVE - NAME,
ADDRESS, TELEPHONE, FAX, EMAIL
NUMBERS)



M-WISE    INC

REGISTERED OFFICE                  2711 Centerville Road, Suite 400, New Castle
                                   County, Wilmington, Delaware 19808

REGISTERED NUMBER

If applicable
VAT REGISTRATION NUMBER
(OR EQUIVALENT)

1ST CONTACT NAME                   Shay Ben-Asulin
TELEPHONE:                         020 76088555
MOBILE:                            0777 6236965 /+972-54-529247
FAX:                               020 76088550
EMAIL:                             shay@m-Wise.com

2ND CONTACT NAME                   Nir Simionovich
TELEPHONE:                         +972 (9) 958 1711
MOBILE:                            +972 (54) 482826
FAX:                               +972 (9) 958 1739
EMAIL:                             NIRS@M-WISE.COM

BILLING CONTACT DETAILS            20 Galagalei Haplada St., POB 12035,
                                   Herzeliya 46733, Israel
(IF DIFFERENT FROM ABOVE - NAME,
ADDRESS, TELEPHONE/FAX/EMAIL
NUMBERS)



                                      S6-1

                                                                      SCHEDULE 7

                                    FINANCIAL


(1)      FIXED PRICE

         Subject to paragraph (2) below, and to Clause 9.1 (Late Completion), the total all-inclusive price to be paid by iTouch to m-Wise for complete performance by m-Wise of all its obligations under this Agreement is (pound)246,500 (plus VAT if lawfully chargeable). This sum is made up as follows:

         (a) One-off licence fee for the complete Licensed Software conforming in all respects with the requirements of this Agreement, (pound)200,000. Any additional production environments shall be subject to an additional fee, which shall be mutually agreed in good faith between the parties but on no less favourable terms to iTouch than as set out herein.

         (b) Fee for implementing all agreed customised changes to the Licensed Software, and for all other Services to be provided by m-Wise under this Agreement, (pound)10,000.

         (c) By way of variation of the financial provisions of the ASP Agreement (and instead of any payments to m-Wise that are now due or would become due there under):

                  (i) outstanding fee for August 2002, (pound)11,500.

                  (ii) a fee of (pound)25,000 in respect of September, October and November.


(2)      RATES FOR ANY ADDITIONAL SERVICES

         In respect of any Services for which it is expressly provided in this Agreement that iTouch will pay m-Wise in addition to the fixed price referred to above, and in respect of any other services that the parties agree in writing should be provided at an additional charge, the following rates shall apply:

         (a) (pound)1,000 per 8 hour day for additional training referred to in paragraph (2) of Schedule 5 (Training).

         (b) m-Wise a time and materials rate as of the date of this Agreement is (pound)100.00 per hour or such other amount as mutually agreed in writing between the parties.


(3)      PAYMENT TIMINGS

         (a) iTouch shall pay the fixed price of (pound)246,500 referred to above as follows:

                  (i)    20% thereof on final signature of this Agreement.

                  (ii)   20% thereof upon completion of the Installation.

                  (iii) 20% thereof within 15 days of written Acceptance from iTouch.

                  (iv) 40% thereof within 45 days post Acceptance.

         (b) iTouch shall pay any other sums (i.e. in respect of additional Services as referred to in paragraph (2) above) within 30 days of receiving m-Wise's valid and accurate invoice, which m-Wise shall only issue in each case following supply and/or completion by it of the Services for which it is invoicing.





                                      S7-1

                                                                      SCHEDULE 8

                     ADDITIONAL DEVELOPMENTS/CUSTOMISATIONS


-----------------------------------------------------------------------------------------------------------------------------
      APPLICATION                                  DESCRIPTION                                      DELIVERY DATE
-----------------------------------------------------------------------------------------------------------------------------

Java and RTL WAP            New app that will do the billing via SMS and will             |X|      4 weeks from
download                    send iTouch a unique WAP URL to download the Java                      Application Specifications
                            game/polyphonic ringtone or screen saver.                              (and final signing of this
                                                                                                   Agreement)
-----------------------------------------------------------------------------------------------------------------------------
Alerts Applications         Add category (I.e. football team) connected to different      |X|      3 weeks from commercial
                            footer per Alias trigger                                               agreement
-----------------------------------------------------------------------------------------------------------------------------
Alerts                      Include a field for reporters name, which is carried across   |X|      3 weeks from commercial
                            to the Sent Messages screen.                                           agreement
-----------------------------------------------------------------------------------------------------------------------------
Alerts                      Weather Alerts                                                |X|      3 weeks from receipt of
                                                                                                   application
                                                                                                   specifications
-----------------------------------------------------------------------------------------------------------------------------
Smart Messaging             Integrate to iTouch Smart Messaging                           |X|      m-wise ready, waiting
                                                                                                   for iTouch
-----------------------------------------------------------------------------------------------------------------------------
Virtual Chat                Improve Virtual Chat Application (to recognise key words in a |X|      5 weeks from commercial
                            text string)                                                           agreement
------------------------------------------------------------------------------------------------------------------------------
System Application          Dynamic system messages per Alias trigger: Promotion text in  |X|      5 weeks from commercial
                            trigger alias message. Specifications need to be completed.            agreement
-----------------------------------------------------------------------------------------------------------------------------
Add Alias trigger           Interface for iTouch to add alias triggers to all iTouch's    |X|      3 weeks from commercial
                            applications the MOMAMC user interface given as a MOMA owner           agreement
                            allows doing that.

------------------------------------------------------------------------------------------------------------------------------
Reporting                   iTouch will send a proposed template for a new
                            report that will include                                      |X|     3 weeks from receipt of
                            the payment settlements (including IP rights).                        specification
                            Functional requirements to be specified by iTouch.

-----------------------------------------------------------------------------------------------------------------------------
Enhancement to White        Web based application that will enable iTouch to create       |X|     7 weeks from commercial
Labelling Functionality     user name and password to each one of their clients and               agreement
                            associate alias trigger to them. iTouch client will
                            then have access to: 1. Support tool by trigger
                            alias for distributors and 2. one report for his/her
                            alias triggers.
-----------------------------------------------------------------------------------------------------------------------------
Support                     Additional customer support tool enhancement,                 |X|     4 weeks from commercial
                            enables them to send MO                                               agreement
                            or MT. Also enables them to add credit to
                            voucher/IVR users, un-register users from
                            alert service, etc.

------------------------------------------------------------------------------------------------------------------------------
Support                     m-Wise to implement a trouble ticket system for support       |X|      3 weeks from commercial
                            purposes (not development).                                            agreement

-----------------------------------------------------------------------------------------------------------------------------
Documentation               Create a central document store of all their Applications and |X|      In process, will finish
                            systems documentation. (This needs to be updated regularly).           by 15 Sept - DONE

-----------------------------------------------------------------------------------------------------------------------------
General                     Each OpCo to be configured separately on the platform.        |X|      Done

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          |X|
-----------------------------------------------------------------------------------------------------------------------------




                                      S8-1

                                                                      SCHEDULE 9


                             SERVICE LEVEL AGREEMENT


1.     INTRODUCTION

       This document serves to define the interfaces, times and management procedures regarding any malfunctions on services offered in collaboration with m-Wise services for the iTouch operation and all support and maintenance during the Warranty Period free of charge.

       On parallel, the document will specify the agreed communication arrangements between m-Wise and iTouch in regard to the activities planned on m-Wise respective platforms.


       The Services will consist in addition to all additional work necessary to comply with Clause 4 (Testing and Acceptance) in second level support and fall into the following categories:

         (A) REMOTE MONITORING OF THE LICENSED SOFTWARE m-Wise will immediately inform iTouch through the channels at
                  Schedule 6 (Project Managers) above of any bug/error or other issue concerning the performance of the Licensed Software that m-Wise becomes aware of. Any such bug/error or other performance issue shall be deemed to have been reported to m-Wise by iTouch in accordance with this Schedule at the time m-Wise becomes aware of it.

         (B)      BUG/ERROR FIXING
                  Any malfunction, which affects the effective and continuous use and operation of the Licensed Software.

         (C)      UPDATES/UPGRADES
                  Provisions of updates/upgrades which iTouch reserves the right to accept and which if accepted shall include without charge all additional or amended Documentation corresponding to them.

                  m-Wise will promptly supply to iTouch (without additional charge, either under this Agreement or by way of licence fee) all updates/upgrades that m-Wise from time to time makes available to any of its ASP iTouch's and/or other licensees.



2.     INTERFACE WITH ITOUCH

       The following iTouch Care Center/Support center will manage the service, which is to be updated on a regular basis:

       FIG 1
       ---------------------- --------------------- ----------------------------
       Support center         Telephone numbers     Interfaced with
       ---------------------- --------------------- ----------------------------
       ---------------------- --------------------- ----------------------------
       m-Wise Support center  +972 (54) 482827      m-Wise designated technical
                              +972 (9) 9581711      and management personnel
       ---------------------- --------------------- ----------------------------
       ---------------------- --------------------- ----------------------------
       iTouch Customer Care   Oliver O'Kelly        iTouch service customers
                               +353 86 806 3584
       ---------------------- --------------------- ----------------------------

2.1      M-WISE SUPPORT CENTER
         m-Wise support center will analyse iTouch calls and on the basis of responsibilities will undertake the following measures.
         o Immediately open a Trouble Ticket, following the normal internal procedure for opening Trouble Tickets used for the services.
         o Analyze and assign the ticket to the competent body within m-Wise or subcontractor.
         o The competent body undertakes all steps necessary to resolve the problem, and finally to communicate of the problem closure to iTouch Customer Care.

2.2      FAULT MANAGEMENT PROCEDURE
         m-Wise Support center is available 24 x 7 x 52 weeks.

2.3      MALFUNCTIONS ON M-WISE PLATFORMS
         When malfunctions are located on m-Wise infrastructures or applications that impact on the quality of the service offered, it alerts iTouch Customer care according to the following guidelines:



                                      S9-1

         o Within 15 minutes of the fault opening, iTouch Customer care will be alerted of the problem that has been found. Alerting will take place by contacting iTouch Call Center by telephone; this interface is active 24 hours x 365 days.
         o Problem description will include at the minimum (1) Potential impact on the service provided and (2) estimated time for restoring the service.
         o m-Wise technician or shift manager will phone and additionally e-mail the contact person above, in which the problem is described, including the references for contacting m-Wise technician in charge of the problem.
         o The closure of the outage will be communicated in the same manner

2.3      MALFUNCTIONS ON ITOUCH INITIATIVE
         o The iTouch technician or shift manager contacts m-Wise Support Center, this interface having been active since the commercial launch of the service and is open 24 hours a day, 365 days per year, as stated above.
         o        iTouch calls by phone m-Wise Contact person as outlined in
                  Schedule 6 and as backup sends a SMS or emails to m-Wise support Center Mobile as set out above.

2.4      RESOLUTION AND CLOSURE OF FAULT
         Following a Fault opening, m-Wise technicians in charge of the problem will work to resolve it in the shortest time possible, bearing in mind the critical nature of the service involved and communicating directly with each other if necessary. Half hourly updates required for severity 1 issues and hourly updates for severity 2 issues, weekly updates for severity 3 issues.

2.5      FAULT CLOSURE ON M-WISE SYSTEMS
         When the fault is resolved:
         o M-Wise technician communicates iTouch to inform of the problem resolution, and of any tests which iTouch's contact shall be obliged to carry out, to check that the service has been resumed.

         o M-Wise technician sends an e-mail describing the actions taken to resolve the fault, specifying the date and time of closure and referring in the e-mail to the opening of the fault. This e-mail is considered as a report on the closure of the fault and shall be sent to the iTouch contact list within three working days of the closure.


3.       MALFUNCTIONS DUE TO PLANNED ACTIVITIES

         In the event of iTouch or m-Wise not being able to guarantee the service agreed to, because of activities connected with planned maintenance or for any other reason, they will communicate this to its respective partner giving as much prior notice as possible by e-mail and by telephone according to the contact details set out at Fig 1.

         In general, Planned activities would be scheduled according to lowest known traffic at the network, however if and when a work is to be carried out during busy hours the respective parties shall be advised at least 1 (one) week, except by prior written agreement before the work is scheduled to begin. For work to be carried out during off-hours, prior notice shall be given at least 3 (three) working days before the night in which the work is to be carried out.

         The communication shall contain the following information at the minimum, included in a predefined form):
         o        Description of the work
         o        Type of outage foreseen
         o        Time the work is planned to begin
         o        Time the work is planned to end
         o Pan for roll-back in the event of problems with the planned maintenance
         o        Contact details for the person doing the maintenance


4.       SERVICE LEVEL AGREEMENT

4.1      m-WISE
         m-Wise is responsible for restoring the service for the systems and applications that are developed and maintained by itself or used by iTouch. m-Wise shall communicate an estimate of the time when the service for which there has been an outage will be back in operation. m-Wise shall choose the solution making the least possible impact on the Services used by the end-customers of that service, preparing as soon as possible the necessary courtesy SMS.



                                      S9-2

4.2      SPARE PARTS
         The entire MOMA is designed and implemented as a totally redundant system. All MOMA elements are COTS (Off-the shelf) equipment that enables a very short lead-time. As such, each system element that could function as a "single point of failure" is duplicated. The practical usage of this design serves also as a "Spare part warehouse" enabling m-Wise to replace any faulty system element with a new one at a very short period of time, according to the "Response time and time to fix" table below. M-Wise has an also back-to-back service agreement with major equipment manufacturers, which enable a prompt recovery to initial functionality state.

4.3      PROBLEM SEVERITY LEVELS
         The system is monitored in the following levels:
         1.       Application
         2.       Software
         3.       Hardware (DB, IVR, communication equipment etc.)

         Each level generates an alarm in case of problems.

         The following priority levels table presents the resolution of problems once established



         FIG 2
              -------- ------------ ------------------------------------------------------------------------------------
               LEVEL     HEADING                                        DESCRIPTION
              -------- ------------ ------------------------------------------------------------------------------------
                 1     CRITICAL     a defect or problem  (i) that results in a complete System failure, or (ii) that
                       PROBLEM      creates a disturbance in the System's functionality resulting in a capacity decrease of more than 5%, or (iii) a billing/charging function disturbance -
                                    stops working or is seriously affected, or (iv) System restarts and/or resets resulting in loss of any subscriber data. A Critical Problem that has been circumvented or avoided on a temporary basis will be considered a major problem.

              -------- ------------ ------------------------------------------------------------------------------------
              -------- ------------ ------------------------------------------------------------------------------------
                 2     MAJOR        a defect or problem that (i) creates a disturbance in the System's functionality
                       PROBLEM      resulting in a capacity decrease of less than 5%, or (ii) severely impairs system administration or major maintenance functions, (ii) results in a significant increase in complaints from end-users (iii) results in intermittent failure of subscribers' services, or (iv) causes System restarts and/or resets resulting in loss of some subscriber function or service more than once per day.

              -------- ------------ ------------------------------------------------------------------------------------
              -------- ------------ ------------------------------------------------------------------------------------
                 3     MINOR        a defect or problem that is not a Critical Problem or a Major Problem.
                       PROBLEM
              -------- ------------ ------------------------------------------------------------------------------------


4.4      RESPONSE TIME AND TIME TO FIX
         This section cover the committed time periods that may elapse between a reported or discovered malfunction and alerting of this to iTouch Customer care center according to the process specified in paragraph
         2.2. It also states the committed elapsed time until a malfunction is fixed or a workaround is provided (for "Low" severity malfunctions). (Fix time)

         The maximum time for restoring the service is determined according to the problem severity as set out in the table.

         FIG 3.
              ------------ --------------- --------------------- --------------------------------------
                 LEVEL        HEADING           ALERT TIME                     FIX TIME
              ------------ --------------- --------------------- --------------------------------------
              ------------ --------------- --------------------- --------------------------------------
                   1       Critical        30 minutes            95% of cases within 4 hours
              ------------ --------------- --------------------- --------------------------------------
              ------------ --------------- --------------------- --------------------------------------
                   2       Major           90 minutes            95% of cases within 8 hours
              ------------ --------------- --------------------- --------------------------------------
              ------------ --------------- --------------------- --------------------------------------
                   3       Minor           4 hours or NBD        90% of cases within 24 hours
              ------------ --------------- --------------------- --------------------------------------


4.5      REPORTING
         When a service fault has been picked up, m-Wise will send to iTouch Customer care center a report including the following information a minimum:
         o        Times of the beginning and end of the malfunction
         o        Actions taken for the resolution of the malfunction
         o        Description of the impact on the running of the service
         o Description of the actions implemented and preventative actions

         iTouch may request further information if it so needs.

                                      S9-3

5.       ESCALATION PROCEDURES
         If m-Wise cannot resolve a fault within the set time scales, the iTouch will initiate escalation procedures as per Clause 5.1 below

5.1      ESCALATIONS INITIATED BY ITOUCH
         If the fault has not been fixed within the time scales as per Fig 3 iTouch may escalate the issue to the management team of m-Wise. When the appropriate person has accepted escalation, m-Wise will add a note to the fault log to confirm. Escalations will be accepted within the following parameters:


         M-WISE ESCALATION CONTACTS:

              ----------------- -------------------------------- ------------------------------ --------------------
              ESCALATION        NAME:                            POSITION:                      CONTACT TELEPHONE:
              LEVEL:
              ----------------- -------------------------------- ------------------------------ --------------------
              ----------------- -------------------------------- ------------------------------ --------------------
              Level 1                                            iTouch Care Manager
              ----------------- -------------------------------- ------------------------------ --------------------
              ----------------- -------------------------------- ------------------------------ --------------------
              Level 2                                            Operations Manager
              ----------------- -------------------------------- ------------------------------ --------------------
              ----------------- -------------------------------- ------------------------------ --------------------
              Level 3                                            [EUROPEAN] Business Manager
              ----------------- -------------------------------- ------------------------------ --------------------


         ITOUCH ESCALATION CONTACTS:

              ----------------- -------------------------------- ------------------------------ --------------------
              ESCALATION        NAME:                            POSITION:                      CONTACT TELEPHONE:
              LEVEL:
              ----------------- -------------------------------- ------------------------------ --------------------
              ----------------- -------------------------------- ------------------------------ --------------------
              Level 1                                            iTouch Team Leader
              ----------------- -------------------------------- ------------------------------ --------------------
              ----------------- -------------------------------- ------------------------------ --------------------
              Level 2                                            Operations Manager
              ----------------- -------------------------------- ------------------------------ --------------------
              ----------------- -------------------------------- ------------------------------ --------------------
              Level 3                                            Project Manager
              ----------------- -------------------------------- ------------------------------ --------------------


         ESCALATION TIMES (hours):

              --------------------------------------- --------------------------------------------------------------
                             Manager                                            Priority
              --------------------------------------- --------------------------------------------------------------
              --------------------------------------- -------------------- -------------------- --------------------
                                                               1                    2                    3
              --------------------------------------- -------------------- -------------------- --------------------
              --------------------------------------- -------------------- -------------------- --------------------
              CUSTOMER CARE MANAGER                            1                    4                   28
              --------------------------------------- -------------------- -------------------- --------------------
              --------------------------------------- -------------------- -------------------- --------------------
              OPERATIONS MANAGER                               2                    8                   36
              --------------------------------------- -------------------- -------------------- --------------------
              --------------------------------------- -------------------- -------------------- --------------------
              EUROPEAN BUSINESS MANAGER                        4                   12                   45
              --------------------------------------- -------------------- -------------------- --------------------




                                      S9-4

                                                                     SCHEDULE 10

                                   CHANGE FORM

--------------------------------------------------------------------------------
                                                             CHANGE PROPOSAL NO:


--------------------------------------------------------------------------------
------------------------------- ------------------------------------------------
TO:


------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
EITHER SCHEDULED/EMERGENCY


------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
REASON FOR CHANGE
(use separate sheet if
necessary)






------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
DETAILS OF CHANGE
(use separate sheet if
necessary)





------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
DELIVERABLES AFFECTED




------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
IMPACT ON:

o        Timescale

o        System Performance

o        Downtime
         (hours)

o        Cost
         (reduction/increase)

o        Quality

------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
CHANGE PROPOSED BY:
(print name/title)

------------------------------- ------------------------------------------------



ITOUCH PLC                                      m-WISE INC

Name: Avi Azulai                               Name: Shay Ben-Asulin
      ------------                                   ---------------
Signature: /s/ Avi Azulai                      Signature: /s/ Shay Ben-Asulin
           --------------                                 -------------------
Title:  Managing Director                      Title:  Director
        -----------------                              --------
Date:  October 14, 2002                        Date: October 14, 2002
       ----------------                              -----------------



                                     S10-1

                                                                     SCHEDULE 11




SCHEDULE 11

                                    PUBLICITY

 ITOUCH LICENSES M-WISE MOMA GATEWAY FOR MULTINATIONAL CONSUMER MOBILE SERVICES

DRAFT: PLEASE NOTE THAT ITOUCH HAS REDRAFTED THIS. PLEASE NOTE THAT M-WISE EDITS ARE MADE USING THE TRACK CHANGES FEATURE.

LONDON, UK - OCTOBER XX, 2002:. m-Wise today announced that it has been selected by iTouch plc, the London-listed (LSE: ITU) Wireless Application Service Provider, to supply the m-Wise MOMA Gateway as the main technology platform for iTouch's consumer mobile services.

iTouch, which was recently rated as the best UK provider of wireless applications by Mobile Metrix, has licensed the m-Wise MOMA Gateway to be installed at iTouch premises and managed by its Technology Group.

MOMA will manage and bill iTouch multi-language consumer services for its operations in Europe, Asia and Africa. This includes integration and support of MMS, SMS, IVR, WAP and J2ME consumer services developed by iTouch, its partners and m-Wise, which will integrate into MOMA via its proprietary API.

This arrangement follows iTouch's use of MOMA as a hosted solution earlier this year. Earlier cooperation included the launch of World Cup services and Spider-Man applications, as well as pre-paid products sold through iTouch's retail partner programme.

iTouch plc CIO Jem Eskenazi stated: "MOMA has proven to be robust, flexible and valuable for both our commercial and technical needs. The installed solution will enhance our ability to launch consumer applications, integrate third party content and ensure the highest level of technical and customer service."

m-Wise co-founder Shay Ben-Asulin said: "Our carrier-grade mobile middleware solution appeals to operators and large-scale WASPs, like iTouch, that require a focus point through which to develop, bill and support services for the type of large scale audiences with which iTouch deals. We are delighted to expand our partnership with iTouch, which to date has been fruitful for both parties."

Now encompassing over 300 applications and content services launched on more than 25 mobile networks Europe and Asia, the MOMA Gateway is critical middleware for mobile operators, major WASPs and large global brands. MOMA increases data traffic and premium revenues, and significantly minimises capital, commercial, training and technical requirements for managing value-added mobile services.

                                    - ends -
ABOUT ITOUCH PLC

iTouch plc is listed on the London Stock Exchange - ticker symbol: ITU.L iTouch is a leading wireless application services provider, offering mobile services to both consumers & businesses through an international presence.

iTouch aggregates, packages and transmits a broad range of consumer information and corporate solutions on multiple network types. iTouch delivers services through Voice, SMS, WAP and MMS and is a pioneer in launching PDA based corporate solutions.

iTouch plc was listed on the London Stock Exchange in August 2000 and has operations in South Africa, Ireland, the United Kingdom, Australia, New Zealand and Israel. iTouch also has a revenue-sharing and licensing agreement with MIH in Indonesia and Thailand.

iTouch has relationships with over 125 media companies worldwide to deliver their mobile services along with contractual relationships with eighteen mobile operators and a further five through the MIH partnership, giving our clients access to over 90 million mobile users.

ABOUT M-WISE

m-Wise (WWW.M-WISE.COM) is a leading mobile technology, billing and middleware company that provides a one-stop shop for operators, WASPs and content providers to deploy, bill and manage value-added services. These carrier-grade services are simultaneously deployed in any language on GSM, CDMA and TDMA networks over SMS, MMS, EMS, J2ME, WAP, USSD, IVR, Web, email and pagers.

The company's MOMA Gateway is commercially used with 25 European and Asian carriers, plus dozens of leading vendors and content providers - including Comverse, Ericsson, Nokia, HP, Intel, Pepsi, Bacardi and United International Pictures. MOMA features integrated, content-based billing solutions, over 300 plug-and-play applications and content services, proprietary application development and provisioning tools, and robust CRM, reporting and customer support suites.


FOR FURTHER INFORMATION, CONTACT:

Leora Penchina, MarComms Manager, m-Wise, +44 (0) 20 7608 8557, leora@m-Wise.com, www.m-Wise.com Matt Hardwick, Corporate Communications Manager, iTouch plc, +44 (0) 20 7803 1660



                                     S11-1

DATE:             OCTOBER 14, 2002













(1) ITOUCH PLC

         and

(2) M-WISE Inc.












MAINTENANCE AND SUPPORT AGREEMENT

THIS AGREEMENT is made on .October 14, 2002
--------------

BETWEEN:

(1) ITOUCH PLC, a company registered in England under number 39112784th Floor, The Tower Building, 11 York Road, London, SE1 7NX ("iTouch")

(2) M-WISE Inc, a company registered in Delaware with address at 2711 Centerville Road, Suite 400, New Castle County, Wilmington, Delaware 19808 U.S.A, including m-Wise Ltd whose registered office is at Dolphin House, 16 The Broadway, Stanmore, Middlesex, HA7 4BW and which has a business address at 46 Clerkenwell Close, London EC1R 0AZ ("m-Wise")

BACKGROUND:

(A) Pursuant to an agreement for supply of software and related services between iTouch and m-Wise dated October 14, 2002 ("Supply Agreement"), m-Wise has supplied and licensed to iTouch Group the Licensed Software

(B) This Agreement, pursuant to which m-Wise is to supply to iTouch Group maintenance and support services for the Licensed Software, is entered into pursuant to the Supply Agreement

IT IS HEREBY AGREED as follows:
-------------------

1        DEFINITIONS

         "Applications"             m-Wise's software
                                    applications listed or
                                    referred to in Schedule 1,
                                    for use in conjunction with
                                    the MOMA Platform, together
                                    with such additional or
                                    replacement software
                                    applications for use in
                                    conjunction with the MOMA
                                    Platform as m-Wise may from
                                    time to time provide to
                                    iTouch

         "Commencement              Date" the date that
                                    Acceptance (as defined in
                                    the Supply Agreement) is
                                    achieved pursuant to Clause
                                    4 of the Supply Agreement

         "Documentation"            documentation pertaining to
                                    the Licensed Software and
                                    related
                                    processes/procedures, as
                                    such documentation may from
                                    time to time be updated to
                                    reflect changes in the MOMA
                                    Platform and/or
                                    Applications

         "iTouch Group"             iTouch and any company directly or
                                    indirectly controlling,
                                    controlled by iTouch

         "Licensed Software"        the MOMA Platform and the Applications

         "MOMA                      Platform" m-Wise's
                                    proprietary software
                                    identified as such in
                                    Schedule 1, as such
                                    proprietary software may
                                    from time to time be added
                                    to or altered

         "Services"                 the software maintenance
                                    and support services for
                                    the Licensed Software, to
                                    be supplied to iTouch by
                                    m-Wise pursuant to this
                                    Agreement, as described in
                                    Schedule 2

         "Specification"            the specification and other
                                    requirements pertaining to
                                    the Licensed Software set
                                    out in Schedule 1, as such
                                    specification and other
                                    requirements may from time
                                    to time be amended by
                                    agreement in writing
                                    between the parties or by
                                    necessary implication to
                                    reflect changes or
                                    additions to the MOMA
                                    Platform and/or
                                    Applications

         "Supply Agreement"         see above

2        PROVISION OF SERVICES

         m-Wise shall throughout the term of this Agreement provide the Services to iTouch, subject to the terms and conditions of this Agreement

3        FINANCIAL

         3.1 In consideration of the due and punctual performance by m-Wise of its obligations under this Agreement, iTouch shall pay to m-Wise the sums stated in Schedule 3. Save as expressly otherwise stated in such Schedule, such sums are all-inclusive and m-Wise shall not be entitled to charge iTouch any other sum

         3.2 iTouch shall make the payments due to m-Wise when they become due in accordance with Schedule 3

         3.3 Except as otherwise expressly stated in Schedule 3, all sums due to m-Wise under this Agreement exclude VAT which iTouch shall pay in addition at the rate from time to time required by law, and provided that in respect of each payment m-Wise shall submit to iTouch a valid and accurate VAT invoice

4        WARRANTIES ETC

         4.1      m-Wise represents and warrants:

                  4.1.1 all amendments or additions to the Licensed Software supplied by m-Wise pursuant to this Agreement will be of satisfactory quality, fit for their purpose and conform to any specification for them agreed between the parties in writing and any published specification of m-Wise for them

                  4.1.2 all amendments to the Documentation provided by m-Wise pursuant to this Agreement will be of satisfactory quality, fit for their purpose and such as to enable any reasonably competent IT professional to [provide first line maintenance and support for the corresponding parts of the Licensed Software]

                  4.1.3 it will carry out the Services only through appropriately experienced and competent staff, with all reasonable care and skill, in accordance with best practice in the IT industry, and in all respects in accordance with the requirements of Schedule 2

                  4.1.4 the possession and use by iTouch Group of those parts of the Licensed Software and Documentation supplied to iTouch pursuant to this Agreement will not infringe or violate the patent, trade mark, copyright or other right of any person

4.2 Forthwith following receipt of any notice of any breach of any of the warranties in Clause 4.1, m-Wise shall free of charge and at its sole cost take such steps as are required in order to remedy the breach. Further, m-Wise shall defend, indemnify and hold harmless iTouch from and against all losses, costs, claims and expenses whatsoever arising out of or in connection with any breach and, in the case of the warranty in Clause 4.1.4, alleged breach, of the warranties in Clause 4.1

4.3 M-Wise warrants that in the event of a fail-over the obligations hereunder shall transfer to the fail-over system.


4.4 Where m-Wise fails to adhere to the service levels contained in schedule [...] m-Wise shall pay to iTouch the sum of (pound)1000 per day as a genuine pre- estimate of the costs to iTouch in addition to any other rights and remedies iTouch may have.

5        CONFIDENTIALITY

5.1 Each party agrees to maintain secret and confidential all information of a technical or commercially sensitive nature obtained from the other both pursuant to this Agreement and prior to and in contemplation of it and all other information that it may acquire from the other in the course of this Agreement, to use such information exclusively for the purposes of this Agreement or exercise of the rights granted under this Agreement, and to disclose the same only to those of its employees, agents, contractors and sub-contractors pursuant to this Agreement (if any) to whom and to the extent that such disclosure is reasonably necessary for the purposes of this Agreement or exercise of the rights granted under this Agreement

5.2      Clause 5.1 shall not apply to information which:

                  5.2.1 prior to receipt thereof from one party was in the possession of the other and at its free disposal; or

                  5.2.2 is subsequently disclosed to the recipient party without any obligations of confidence by a third party who has not derived it directly or indirectly from the other; or

                  5.2.3 is or becomes generally available to the public through no act or default of the recipient party or its employees, agents, contractors or sub-contractors; or

                  5.2.4 is required by law or a court or other competent authority to be disclosed; provided that in such case the recipient party shall promptly notify the other party in writing and in such detail as the other party may reasonably require of such requirement for disclosure and shall assist that other party in any lawful efforts to prevent or limit the disclosure

         5.3 Each party shall procure that all its employees, agents, contractors and sub-contractors pursuant to this Agreement (if any) who have access to any information of the other to which the obligations of Clause 5.1 apply shall treat such information in a manner that is consistent with this Clause 5

         5.4 This Clause 5 shall survive any termination or expiry of this Agreement and shall continue in force for a period of 5 years following Acceptance or earlier termination of this Agreement

6        TERM AND TERMINATION

         6.1 This Agreement shall be deemed to have commenced on the Commencement Date and, subject to earlier termination in accordance with its terms, shall continue until iTouch gives to m-Wise at least 3 months' written notice of termination

         6.2 Either party may terminate this Agreement by written notice to the other having immediate effect if:

                  6.2.1 the other commits a material breach of the terms of this Agreement which is incapable of remedy; and/or

                  6.2.2 the other commits a material breach of this Agreement which is capable of remedy and, having received from the other written notice of such breach stating the intention to terminate this Agreement if the breach is not remedied, fails to remedy the breach within [14] days; and/or

                  6.2.3 the other ceases to carry on its business or has a liquidator, receiver or administrative receiver appointed to it or over any part of its undertaking or assets or passes a resolution for its winding up (otherwise than for the purpose of a bona fide scheme of solvent amalgamation or reconstruction where the resulting entity shall assume all of the liabilities of it) or a court of competent jurisdiction makes an administration order or liquidation order or similar order, or that other party enters into any voluntary arrangement with its creditors or is unable to pay its debts as they fall due; and/or

                  6.2.4 any event occurs in relation to the other party which is analogous under a foreign jurisdiction to any of the events listed in Clause 6.2.3

         6.3 The right to terminate under this Clause 6 shall be without prejudice to any other right or remedy under this Agreement or at law

7        CONSEQUENCES OF TERMINATION

         7.1 Termination of this Agreement shall be without prejudice to any accrued right of either party under this Agreement, and Clauses 4, 5 and this Clause 7 shall survive any termination of this Agreement

         7.2 On any termination of this Agreement, m-Wise shall promptly repay to iTouch such proportion of any fee paid by iTouch to m-Wise under this Agreement in respect of the provision of Services during any period as the unexpired part of that period bears to the whole of that period

8        PUBLICITY

         Neither party may issue any press release or make any public statement about the terms of their relationship or about m-Wise's provision of any Licensed Software or Services to iTouch except as may otherwise be agreed in writing between the parties from time to time.

9        ASSIGNMENT

         9.1 This Agreement is personal to m-Wise and m-Wise shall not assign, sub-contract or delegate or purport to assign, sub-contract or delegate its rights or obligations under this Agreement in whole or in part, without iTouch's prior written consent, which consent shall not be unreasonably withheld. In this context, and without limiting iTouch's rights reasonably to withhold its consent, iTouch may reasonably withhold consent if it believes that the proposed assignee or sub-contractor could not or will not or may not fully perform m-Wise's obligations under this Agreement

         9.2 iTouch may at any time assign its rights and/or obligations under this Agreement in whole or in part to any other member of the iTouch Group or to any person that purchases the business of iTouch Group in which the Licensed Software is used or to be used, but may otherwise assign this Agreement only with the prior written consent of m-Wise, which consent shall not unreasonably be withheld
10       AMENDMENTS

         No variation or amendment of this Agreement shall bind either party unless made in writing and agreed to in writing by duly authorised officers of both parties

11       SEVERABILITY

         If it transpires that the whole or any part of any provision of this Agreement is illegal, void or unenforceable under any law that is applicable to this Agreement, or if any competent authority or court of competent jurisdiction in a final decision so determines, this Agreement shall continue in force save that such provision (or the relevant part of it) shall be deemed to be deleted from this Agreement with effect from the date of such agreement or decision or such earlier date as the parties may in writing agree

12       INTERPRETATION

         The headings in this Agreement are for convenience only and are not intended to have any legal effect; all references to Clauses and to Schedules and to Annexes are references respectively to clauses in and schedules to and annexes to this Agreement; references to a "person" shall be deemed to include an individual, a company or an unincorporated business or other body or legal person; all references to a statute shall be deemed to include any statutory modification, extension or re-enactment thereof for the time being in force; references importing the singular shall include the plural and vice versa; and words such as "in particular", "including" or other words indicating that examples falling within more general wording follow shall not be construed as limiting in any way the scope of the preceding more general wording

13       NO WAIVER

         A failure by either party hereto to exercise or enforce any rights conferred upon it by this Agreement shall not be deemed to be a waiver of any such rights or operate so as to bar the exercise or enforcement thereof at any subsequent time or times

14       ENTIRE AGREEMENT

         This Agreement constitutes the entire understanding between the parties in relation to the subject-matter of this Agreement

15       FURTHER ASSURANCE

         Each party shall at the request and cost of the other execute such documents and do all other lawful things reasonably required by the other to give effect to the provisions of this Agreement and to give the other party the full benefit thereof. This Clause shall survive any termination of this Agreement

16       THIRD PARTY RIGHTS

         16.1 Each and every member of the iTouch Group from time to time shall be entitled to the benefit of this Agreement as if expressly named together with iTouch as a party to this Agreement, and each such member of the iTouch Group shall be entitled to enforce this Agreement accordingly

         16.2 Subject to Clause 16.1, this Agreement is not intended to confer a benefit on any third party, whether pursuant to the Contracts (Rights of Third Parties) Act 1999 or otherwise, and no third party shall have any right to enforce any of the provisions of this Agreement

17       RELATIONSHIP OF PARTIES

         The relationship of the parties under this Agreement is that of independent contractors and, subject as otherwise expressly provided in this Agreement, neither party is the agent of the other for any purpose and neither party shall make any representation, give any warranty or enter into any contractual or other commitment purporting to be binding on the other

18       NOTICES

         Any notice given hereunder by either party to the other shall be in writing and shall be served by sending it by registered or recorded delivery post to the address of the other party given in Schedule 4 or by facsimile transmission to the facsimile number of the other party given in such Schedule, and in any case marked for the attention of an individual officer or employee of the other party as required by such Schedule. Unless the contrary is proved, notices so sent by post shall be deemed received [2] days after posting and notices so sent by facsimile shall be deemed received on the next working day following transmission

19       GOVERNING LAW AND DISPUTES

         This Agreement shall be governed by and construed in accordance with the laws of England and Wales and each party hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in relation to any dispute or claim arising out of or in connection with this Agreement

                                   SCHEDULE 1

                   MOMA PLATFORM, APPLICATIONS, SPECIFICATION

(2)      CUSTOMISATIONS OF MOMA PLATFORM

         The MOMA Platform shall be customised so that it complies with the specifications set out herein. In particular m-Wise shall:

         (a) ensure that the MOMA Platform shall provide continuous connectivity for existing OpCos and Virtual OpCos (existing under the ASP Agreement) and any new OpCos and Virtual OpCos and third parties at a cost not exceeding (pound)500 per party added during the remaining period of the ASP Agreement and until the Installation of the MOMA Platform Component has obtained Acceptance.

         (b) ensure the MOMA Platform is such that as an easy and routine operation iTouch will be able to add an unlimited number of OpCos and/or Virtual OpCos.

         (c) add the Translator Application after the HTTP API converter has been built at the Site to handle the translation.

         (d) integrate into it SMS Location Based Application (based on UK post code proximity software provided by iTouch).

         (e) ensure all screens are customised so that as an easy and routine operation iTouch can apply branding according to its requirement from time to time and that the "powered by m-Wise" logo is small and unobtrusive and is in respect of any dimension no more than one quarter the size of the iTouch logo as to any dimension.

         (f) carry out the additional developments/customisations detailed in Schedule 8 (Additional Development/Customisations).

         (g) upon prior written request from iTouch develop TIBCO connector (on a time and materials basis, according to the rates set out in paragraph (2) of Schedule 7 (Financial). iTouch may request that m-Wise develop other connectivity APIs or may use any new ones already developed by m-Wise.


         The following MOMA level4 functionality will be provided for ITouch in the MOMA platform installed at ITouch facility:

                           TABLE - MOMA FUNCTIONALITY

         ------------------------- -------------------------------- ------------------------------------------------
                  Category                  Feature                          Feature description
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                  API                       Application level API            XML over HTTP API for 3rd party
                                            (AKA: MAG API)                   content providers using the MOMA API
                                                                             interface
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            SMSCI level API                  HTTP based SMSC interface for SMS
                                                                             relays
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Content feed API                 XML over HTTP API for content feed
                                                                             (used by the alerting platform)
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            MAG API monitoring               Built in web-based monitoring
                                            back-end                         back-end for API level content
                                                                             providers
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                  SDK and                   Web based SDK                    Web based SDK IDE (integrated
                  application                                                development environment)
                  engine
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Clustered application            Clustered Java based application
                                            engine                           engine (running the SDK based
                                                                             applications)
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                  Session                   Session management               MOMA session management function
                  management
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            System level                     System level applications: OPTIN,
                                            applications                     OPTOUT, HELP, STOP, USER PROFILE,
                                                                             CREDIT, RECHARGE, HANDSET, etc...
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Trigger alias                    Enable multiple triggers for a single
                                            management                       application; associate the
                                                                             application user profile to the
                                                                             Trigger Alias.
         ------------------------- -------------------------------- ------------------------------------------------



                                      -7-

         ------------------------- -------------------------------- ------------------------------------------------
                  Category                  Feature                          Feature description
         ------------------------- -------------------------------- ------------------------------------------------

         ------------------------- -------------------------------- ------------------------------------------------
                  Message types             Support multiple                 Support most common types of
                                            message types                    messages: text, ringtones, logos,
                                                                             picture, and other binary types (e.g.
                                                                             EMS messages, WAP push)
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Nokia
                                                                             converters Built in converters for
                                                                             Nokia ringtones, logos, and picture
                                                                             messages.
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Multi-Lingual support            Multi-lingual support using UNICODE
                                                                             character sets
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                  Management                Application                      Application (trigger, trigger alias)
                  tools                     provisioning tool                and Client setup and management tools
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Application copy tool            Application copy tool
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Web based system                 Online Traffic screening and
                                            monitoring                       monitoring tools, user session
                                                                             message history views
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            MOMA Active Monitor              Passive and active monitoring system,
                                            Suite                            with Flexible built in test
                                                                             management, SMS, email and WEB alerts.
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Mobile network                   Mobile network, Ports, logical ports,
                                            management                       charging provisioning setup and
                                                                             management tools
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Content provider help            Web based content provider's help
                                            desk utility                     desk tool integrated into the
                                                                             Application back-end
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            MOMA manager help                Web based system admin help desk tool
                                            desk utility                     integrated into the MOMA management
                                                                             center
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                  Network
                                                                             setup Cross networking Implementation
                                                                             of multi-network application running
                                                                             through cross network logical ports.
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Short codes load                 Implementation of clustered short
                                            balancing                        codes for short codes load balancing
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            GSM modem SMS                    Implementation of GSM modem interface
                                            interface                        (used mostly for monitoring the
                                                                             network)
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                  Billing &                 Multiple reports                 The MOMA reporting module provides
                  Reporting                                                  flexible Crystal Reports(TM)
                                                                             template based reports.

         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Data cards credit                Support data cards (scratch card,
                                            based billing                    vouchers) vouchers management, and
                                                                             real-time credit management
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Content provider                 Web based reporting suite for content
                                            report profiles editor           providers, with a flexible client
                                                                             report profile editor.
         ------------------------- -------------------------------- ------------------------------------------------
         ------------------------- -------------------------------- ------------------------------------------------
                                            Data cards management            The data card management suite
                                            suite                            enables users balance management,
                                                                             data card codes generation, scratch
                                                                             card life cycle management and also
                                                                             queries and reports with regard to
                                                                             the scratch cards.
         ------------------------- -------------------------------- ------------------------------------------------

         All new technologies such as, MMS types of all new handsets supported by mWise will be made available to iTouch and others will be supported and the tools to support those technologies will be provided as part of the Maintenance Contract.

(3)      APPLICATIONS

         This list is not exhaustive and shall include all other m-Wise applications up until date of Acceptance of the Application Component.

       ---------------------------------------------------------------------------------------------------------------------
                                          ITOUCH M-WISE APPLICATIONS LIVE AS AT 20-09-02
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
        CATEGORY APPLICATION NAME   APPLICATIONS                DESCRIPTION                       DEMO REFERENCE
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
       TEST APPS    TestUDH         TestUDH           Download txt message, ringtone,      Configured iTouch Isr 23/08
                                    logo etc
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    iTouchTest      iTouchTest        MO capture app                       Configured MIH TH 30/08
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
          QUIZ      Quiz App 1      Simple Quiz       1 question quiz                      OPCO: iTouch UK, App Name:
                                                                                           iTouch Simple Quiz, Trigger:
                                                                                           Quick, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Quiz App 2      Quiz              3 question quiz                      OPCO: iTouch UK, App Name:
                                                                                           iTouch Quiz, Trigger: Quiz,
                                                                                           Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Quiz App 3      Spiderman Quiz    5 question quiz                      OPCO: iTouch UK, App Name:
                                                                                           Spiderman 5Q Quiz, Trigger:
                                                                                           Spidey Quiz, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Quiz App 4      Guru Football     15 Question Multi Category, Multi    OPCO: iTouch UK, App Name:
                                                      Level. Category Selection, 3 x       Guru, Trigger: Guru, Port: 81131
                                                      levels, 5 questions per level quiz
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
        SCENARIO    Scenario        Spiderman         5 question, 3 scenario games.        OPCO: iTouch UK, App Name:
                    Game 1          Scenario 5        Categories are selected by sub       Spiderman Scenario 5 Questions,
                                    Questions         trigger, not category question.      Trigger: Spidey + Battle or
                                                                                           Wrestle or Parade, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Scenario        Spiderman         8 Question game, no category.        OPCO: iTouch UK, App Name:
                    Game 2          Scenario                                               Spiderman Scenario, Trigger:
                                                                                           Spiders, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Scenario        GetHerKitOff      8 question with category             OPCO: iTouch UK, App Name:
                    Game 3                            selection.                           GetHerKitOff, Trigger: Kitoff,
                                                                                           Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
         VOTING     Vote            Voting            Single Vote Application              OPCO: iTouch UK, App Name:
                                                                                           iTouch World Cup Voting,
                                                                                           Trigger: Squash, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Vote Rev 2.0    New Voting App    Enhanced voting application          Voting App released to iTouch
                                    (currently in     currently in m-Wise QA. URS will     15-08, testing and
                                    testing on        be distributed on completion of      documentation commence 16-08.
                                    staging server)   testing.                             Will release to OPCO's during
                                                                                           w/c 19-08
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
         GAMES      Safe            Safe              3 goes to guess the N x digit        OPCO: iTouch UK, App Name:
                                                      combination                          iTouch Safe, Trigger: Crack,
                                                                                           Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Slot            Slot Machine      User sends trigger is prompted to    OPCO: iTouch UK, App Name:
                                                      enter (1) phone type Nokia or        iTouch Slot Machine, Trigger:
                                                      Other, (2) answer a trivia           SlotM, Port: 81131
                                                      question and then is sent 3 x Op
                                                      Logos or Text Messages based on
                                                      response to (1)
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Brainmaster     Brainmaster       4 goes to guess the 4-digit          OPCO: iTouch UK, App Name:
                                                      combination. User is prompted        Brainmaster, Trigger: Master,
                                                      with no correct digits & no of       Port: 81131
                                                      correct positions
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Luv             Love Calculator   User texts in name and partner       OPCO: iTouch UK, App Name:
                    Calculator                        name to receive compatibility %      iTouch Love Calculator,
                                                                                           Trigger: Luvcal, Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
          DATA      Capture         Info              Data Capture application, many       OPCO: iTouch UK, App Name:
                                                      functions: Opt-out, Opt-in, data     iTouch INFO, Trigger: INFO
                                                      capture app, competition entry.      Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    SMS Response                      SMS Response
                                                      m-Wise dev complete, spec
                                                      to be Application as it
                                                      stands is written to
                                                      detail output to XML.
                                                      Capture, output required
                                                      to Moderator under dev by
                                                      iTouch UK route XML add on
                                                      date to be provided.
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Emailer         Emailer           Capture user details via SMSand
                                  forward email
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
         ALERTS     ALERTS APP 1    Football          Additional functionality being       OPCO: iTouch UK, App Name:
                    - FOOTBALL                        added as result of World Cup.        Football Alerts, Trigger: INFO
                                                      Content converter developed to       Port: 81131
                                                      facilitate Rivals 365 content.
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Alerts App 2    Nat Mags Alerts   Users pre-register to receive N x    OPCO: iTouch UK, App Name: Nat
                    - Push                            alerts e.g. daily sex tips for a     Mags Alerts, Trigger: Cosmo +
                                                      week. Content is entered
                                                      manually Orgasm or Sex
                                                      Port: 81131 and broadcast
                                                      to all registered users
                                                      once daily.
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
          CHAT      Virtual Chat    Virtual Chat      Currently only supports single       Further development reqd to
                                                      keyword recognition based on         support keyword recognition
                                                      virtual pet                          from within text string
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
       DEVICE       Ringtones       WC RT             Nokia Mono - SMS delivery            OPCO: iTouch UK, App Name:
       PERSONALISATION                                                                     Spiderman Logo, Trigger: Spider
                                                                                           12999 Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Logos           WC LG             Nokia  - SMS Delivery                OPCO: iTouch UK, App Name:
                                                                                           Spiderman Logo, Trigger: Spider
                                                                                           60548 Port: 81131
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Polyphonics     In Development    Successfully delivered poly to       Demo is currently unavailable,
                                                      Samsung T100 via WAP OTA 01-08,      will request re-instatement.
                                                      further dev reqd.                    [JEM: TED RESPONDING]
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
       CREDIT       System          System            Credit management application,       OPCO: iTouch UK, App Name:
       MANAGEMENT   Application     Application       user management etc                  System iTouch (not demo)
       ---------------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------------
                    Fantasy         Golden Goals      Top 5 goal scorers fantasy type      Application exists but no
                    Football                          football game used by iTouch UK      identified client exists.
                                 for World Cup.
       ---------------------------------------------------------------------------------------------------------------------

o Plus, without further charge, iTouch may within 12 (twelve) months immediately following Acceptance of the Licensed Software choose a further 5 (five) Applications from m-Wise's catalogue of Applications.



         List of Hardware recommended by m-Wise and Licensed Software

--------------------------------------------------------------------------------
MACHINE TYPE A
--------------------------------------------------------------------------------
     Make and Model      Dell 1650
     Operating System    Linux (mWise RPM)
     CPU                 1x1.8 Ghz (or highest)
     Memory              1Gb (or highest)
     Storage             18Gb (SCSI)
     Network Cards                                                            2
     Quantity
Note 2 Machines to include 3 x18Gb RAID 5 Storage
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE B
--------------------------------------------------------------------------------
     Make and Model      Gigabyte
     Operating System    Linux (mWise RPM)
     CPU                 1x1.8 Ghz (or highest)
     Memory              1Gb (or highest)
     Storage             18Gb (SCSI)
     Network Cards                                                            2
     Quantity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE C
--------------------------------------------------------------------------------
     Make and Model      Dell 6650
     Operating System    Win 2k Server
     CPU                 2 x 1.4Ghz Xeon/512kb cache (or highest) -
                         Upgradeable to 4 processors
     Memory              2Gb (or highest) - upgradeable to 8Gb
     Storage             2 x 18Gb (SCSI)
     Network Cards                                                            2
     Quantity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE D
--------------------------------------------------------------------------------
     Make and Model      NetApp F87
     Operating System
     CPU
     Memory
     Storage             8x76Gb SCSI
     Network Cards       1 Fibre Ethernet card + 1 10/100/1000 Ethernet card
     Quantity

                                                             1
     Note:               NetApp F87
                         Snap Restore
                         Documentation
                         Install Service
                         5 Days Training
                         Snap Drive for SQL Server
                         36 month phone support and 4 hour on-site drive and hardware replacement
                         36 months support subscription for software
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE E
--------------------------------------------------------------------------------
     Make and Model      Cisco 3550 - Production Switch
     Quantity                                                                 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE F
--------------------------------------------------------------------------------
     Make and Model      Cisco 2959 (24 port switch) - Non Production Switch
     Quantity                                                                 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINE TYPE G
--------------------------------------------------------------------------------

Software License Requirement

-----------------------------------------------------------------------------------------------------------------------------
LICENSES                        Windows    MS SQL Server  Embarcadero       JTurbo       ColdFusion  Crystal Reports   IIS
                             Server 2000     Standard                                    Enterprise
-----------------------------------------------------------------------------------------------------------------------------
   APPLICATION SERVERS                                                        1
                            -------------------------------------------------------------------------------------------------
   SMS SERVERS
                            ------------------------------------------------------------------------------------------------
   DATABASE SERVER PROD           2              2             1
                            -------------------------------------------------------------------------------------------------
   DATABASE SERVER NON PROD       1              1             1
                            -------------------------------------------------------------------------------------------------
   EXTERNAL STORAGE
                            -------------------------------------------------------------------------------------------------
   WEB SERVER                     1                                                          1              1          1
                            -------------------------------------------------------------------------------------------------
   API SERVER                                                                 1
                            -------------------------------------------------------------------------------------------------
   SWITCHES
                            -------------------------------------------------------------------------------------------------
   FIREWALL
                            -------------------------------------------------------------------------------------------------
   MONITORING
-----------------------------------------------------------------------------------------------------------------------------

Official Software License versions

-----------------------------------------------------------------------------------------------------------
NAME                                            DESCRIPTION                             VERSION
------------------------------------------------------------------------------------------------------------
    Windows Server 2000                       Windows Server                    2000 Service Pack 3

    MS SQL Server Standard                     MS SQL Server                     2000 Service Pack 2

    Embrocadero                   MS SQL Development and Management Suite    Determined upon installation

    JTurbo                                    JDBC Connector                          Version 3.0

    Cold Fusion Enterprise                   Application Server              MX Server Enterprise (v. 6)

    IIS                                         HTTP Server                   IIS 5.0 with latest patches

    Crystal Reports                     Reports Generation package                      Version
-----------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2

                                    SERVICES

(1)      INTRODUCTION

         m-Wise will provide to iTouch second level maintenance and support for the Licensed Software, as described in more detail in this Schedule, and in accordance with and subject to the terms of this Schedule

(2)      MANAGEMENT AND ADMINISTRATIVE

         (a) The respective project managers of the parties will have responsibility for day to day management of provision of the Services, and in particular m-Wise's project manager will be iTouch's dedicated technical focal point of contact responsible for delivery of the Services in accordance with this Schedule and in particular the required service levels (see paragraph (9) below). The project managers (with contact details) are:

                  as in the relevant schedule of Supply Agreement

                  Either party may change its project manager but must forthwith notify the other in writing of the change. However, m-Wise will try to maintain continuity of project manager. m-Wise will ensure that its project manager is at all times an individual reasonably acceptable to iTouch

         (b) Other contact details to be used for the Services are: Oliver O'Kelly iTouch Jem Eskenazi iTouch

                  If a party changes any of its contact details it must forthwith notify the other in writing of the change

         (c) Periodic review meetings will be carried on a quarterly basis in the UK with both parties senior technical staff attending in person and monthly by telephone attendance.

         (d) iTouch will make available to m-Wise access to iTouch's fault logging systems. m-Wise will use these to log and track all iTouch related support issues and change requests. These systems will also be used by iTouch as the basis to measure compliance with the agreed service levels (paragraph (9) below)

(3)      SUMMARY OF THE SERVICES

         (a) m-Wise will provide the Services 365 days per year, 24 hours per day

         (b) The Services will consist in second level support and fall into the following categories:

         o        remote monitoring of the Licensed Software
         o        bug/error fixing
         o        provision of updates/upgrades
         o        [change requests]

(4)      REMOTE MONITORING

         m-Wise will inform iTouch through the channels at paragraph (2) above of any bug/error or other issue concerning the performance of the Licensed Software that m-Wise becomes aware of Any such bug/error or other performance issue shall be deemed to have been reported to m-Wise by iTouch in accordance with this Schedule at the time m-Wise becomes aware of it. m-Wise will not have administrative access without prior permission of iTouch

(5)      BUG/ERROR FIXING


         o        requirements for reporting bugs/errors
         o        agreed categories (depending on business impact)
         o        for each category, initial m-Wise response time and fix time
         o        relevant procedures

(6) UPDATES/UPGRADES INCLUDING NEW TECHNOLOGIES (SUCH AS MMS) AND ADDITIONAL FUNCTIONALITY

         (a) m-Wise will promptly supply to iTouch (without additional charge, either under this Agreement or by way of licence fee) all updates/upgrades [to the MOMA Platform (and the Applications)] that m-Wise from time to time makes available to any of its ASP customers and/or other licensees

         (b) iTouch shall not be obliged to accept such updates/upgrades but if it does accept them then m-Wise will also supply additional or amended Documentation corresponding to them.

(7)      CHANGE REQUESTS

         (a) iTouch may from time to time submit to m-Wise requests for changes to be made to the Licensed Software. The parties will work together to establish the precise requirements in relation to any such change request, and whether it is technically feasible

         (b) Subject to technical feasibility, and to iTouch confirming to m-Wise that it does require the change request implemented, m-Wise will implement it and supply additional or amended Documentation corresponding to it

(8)      SERVICE LEVELS



       This document serves to define the interfaces, times and management procedures regarding any malfunctions on services offered in collaboration with m-Wise services for the iTouch operation and all support and maintenance.

       On parallel, the document will specify the agreed communication arrangements between m-Wise and iTouch in regard to the activities planned on m-Wise respective platforms.


       The Services will consist in addition to all additional work necessary to comply with second level support and fall into the following categories:

         (A) REMOTE MONITORING OF THE LICENSED SOFTWARE m-Wise will immediately inform iTouch through the channels at
                  Schedule 6 (Project Managers) above of any bug/error or other issue concerning the performance of the Licensed Software that m-Wise becomes aware of. Any such bug/error or other performance issue shall be deemed to have been reported to m-Wise by iTouch in accordance with this Schedule at the time m-Wise becomes aware of it.

         (D)      BUG/ERROR FIXING
                  Any malfunction, which affects the effective and continuous use and operation of the Licensed Software.

         (E)      UPDATES/UPGRADES
                  Provisions of updates/upgrades which iTouch reserves the right to accept and which if accepted shall include without charge all additional or amended Documentation corresponding to them.

                  m-Wise will promptly supply to iTouch (without additional charge, either under this Agreement or by way of licence fee) all updates/upgrades that m-Wise from time to time makes available to any of its ASP and/or other licensees.

         For each category of the services, state:

o        Level        Severity       ResponseTime             Fix time
o        1            critical          30 mins             95% within 4 hours
o        2            major             90                  95% within 8 hours
o        3            minor           4 hours              90% within 24 hours


o During national holidays or religious holidays in Israel the response time may be slower, but m-Wise will do its best endeavours to minimize delays.


o        SCHEDULE 3


o        Financial


         1 Subject to any reduction made to such sum in accordance with clause 4.7.1 of the Supply Agreement, iTouch shall pay to m-Wise a fee for the Services equal to (pound)2500 per calendar month.
         2 ITouch shall pay such fee for each calendar month during the term of this agreemnt within 30 days of receiving m-Wise's valid and accurate invoice for such fee.m-Wise may issue its invoice for the fee due for a calendar month at any time on or after the start of the immediately preceding calendar month.
         3 ITouch may set off against any fee due to be paid to m-Wise any amount due to iTouch from m-wise pursuant to the service level provisions of schedule 2

                                   Schedule 4

         Notices ;

For iTouch all notices should be sent to Jen Eskanazi with a copy to the Company Secretary.




AS WITNESS the hands of the duly authorised representatives of the parties on the date first appearing above


For and on behalf of iTouch plc


Signed:   /s/ Avi Azulai


Print Name: Avi Azulai


Position/Title: Managing Director

Date: October 14, 2002



For and on behalf of m-Wise Inc


Signed:  /s/ Shay Ben-Asulin


Print Name: Shay Ben-Asulin


Position/Title:   Director


Date:             October 14, 2002

4 Note: this does not include a description of the specific applications delivered to ITouch